SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933		[ ]
Pre-Effective Amendment No.		[ ]
Post-Effective Amendment No.	31	[X]

	and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT		[ ]
OF 1940
Amendment No.	33	[X]

(Check appropriate box or boxes.)

Bragg Capital Trust

(Exact Name of Registrant as Specified in Charter)

1031 South Caldwell Street, Suite 200, Charlotte, NC 28203

(Address of Principal Executive Offices)      (Zip Code)

Registrant’s Telephone Number, including Area Code: (704) 714-7711

Steven Scruggs

1031 South Caldwell Street, Suite 200, Charlotte, NC 28203

(Name and Address of Agent for Service)

With copy to:

JoAnn M. Strasser, Thompson Hine LLP

41 South High Street, Suite 1700, Columbus, Ohio 44114-1291

Approximate Date of Proposed Public Offering:

It is proposed that this filing will become effective:

[ ]	immediately upon filing pursuant to paragraph (b)
[X]	on October 1, 2019 pursuant to paragraph (b)
[ ]	60 days after filing pursuant to paragraph (a)(1)
[ ]	on (date) pursuant to paragraph (a)(1)
[ ]	75 days after filing pursuant to paragraph (a)(2)
[ ]	on (date) pursuant to paragraph (a)(2) of Rule 485.

If appropriate, check the following box:

[ ]	this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

QUEENS ROAD FUNDS

Prospectus

Bragg Capital Trust

Queens Road Value Fund (QRVLX)
Queens Road Small Cap Value Fund (QRSVX)

October 1, 2019

The Securities and Exchange Commission has not approved or disapproved these securities or determined if this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

The Funds are open end, diversified funds having the primary investment objective of seeking long-term capital growth. The Queens Road Value Fund primarily invests in the equity securities of US companies. The Queens Road Small Cap Value Fund primarily invests in the equity securities of small capitalization US Companies. These Funds are not bank deposits, not FDIC insured and may lose value.

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Funds’ shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Funds’ website, www.queensroadfunds.com, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Funds’ electronically by contacting your financial intermediary (such as broker-dealer or bank) or, if you are a direct investor, by following the instructions included with paper Funds documents that have been mailed to you. You may also elect to receive all future reports in paper free of charge.

Table of Contents

Fund Summary: Queens Road Value Fund
Investment Objective	2
Fees and Expenses of the Fund	2
Principal Investment Strategies	2
Principal Investment Risks	3
Performance	4
Investment Advisor	5
Portfolio Manager	5
Purchase and Sale of Fund Shares	5
Tax Information	5
Payments to Broker-Dealers and Other Financial Intermediaries	5
Fund Summary: Queens Road Small Cap Value Fund
Investment Objective	6
Fees and Expenses of the Fund	6
Principal Investment Strategies	6
Principal Investment Risks	7
Performance	8
Investment Advisor	9
Portfolio Manager	9
Purchase and Sale of Fund Shares	9
Tax Information	9
Payments to Broker-Dealers and Other Financial Intermediaries	9
Additional Information About Principal Investment Strategies and Related Risks
Investment Objective	10
Principal Investment Strategies	10
Principal Investment Risks	10
Temporary Investments	11
Portfolio Holdings Disclosure	11
Management
Investment Advisor	12
Portfolio Manager	12
Shareholder Information	12
Frequent Purchases and Redemptions of Fund Shares	16
Distributions and Taxes	16
Financial Highlights	18
Additional Information	Back Cover

Fund Summary: Queens Road Value Fund

Investment Objective

The Fund seeks long-term capital growth.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed On Purchases	None
Maximum Deferred Sales Charge (Load)	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.95%
Distribution and Service (12b-1) Fees	None
Other Expenses	0.00%
Total Annual Fund Operating Expenses	0.95%

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based upon these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$97	$303	$525	$1,166

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 1% of the average value of its portfolio.

Principal Investment Strategies

The Fund seeks to achieve its investment objective by investing primarily in the equity securities (common stocks, preferred stocks and convertible securities) of U.S. companies. Investments will be made based on their potential for capital growth without limitation on issuer capitalization.

The Fund’s investment advisor, Bragg Financial Advisors, Inc., invests the Fund’s assets by pursuing a value-oriented strategy. The advisor’s strategy begins with a screening process that seeks to identify companies whose stocks sell at discounted price-to-earnings (P/E) and price-to-cash flow (P/CF) multiples. The advisor favors companies that maintain strong balance sheets and have experienced management. Generally, the investment advisor attempts to identify situations where stock prices are undervalued by the market. The advisor sells securities when it believes they are trading for more than their intrinsic value, to generate tax losses to off taxable gains, or if additional cash is needed to fund redemptions.

2 | Queens Road Funds

Principal Investment Risks

As with all mutual funds, there is the risk that you could lose money through your investment in the Fund. Many factors affect the Fund’s net asset value and performance.

Equity Risk

The prices of equity securities rise and fall daily. These price movements may result from factors affecting individual companies, industries or the securities market as a whole.

Issuer-specific changes

The value of an individual security can be more volatile than the market as a whole and can perform differently than the value of the market as a whole.

Portfolio strategy

The investment advisor’s skill in choosing appropriate investments for the Fund will determine, in part, the Fund’s ability to achieve its investment objective.

Small and medium cap securities

The prices of securities of small and medium capitalization companies generally are more volatile, less liquid, and more likely to be adversely affected by poor economic or market conditions than securities of larger companies. Small and medium size companies may have limited product lines, markets or financial resources, and they may be dependent upon a limited management group.

Stock market volatility

Stock markets are volatile and can decline significantly in response to adverse issuer, political, regulatory, market or economic developments.

Value investing

The value approach to investing involves the risk that those stocks may remain undervalued. Value stocks as a group may be out of favor and underperform the overall equity market for a long period of time.

Who May Want to Invest in the Fund?

Queens Road Value Fund is designed for investors who:

●	seek a stock fund with the long-term goal of growth of capital
●	seek a fund to complement a portfolio of other investments
●	are willing to accept significant changes (up or down) in the value of an investment

The Fund is NOT appropriate for investors who:

●	want to avoid high volatility or possible losses
●	want an investment that pursues market trends or focuses on particular sectors or industries
●	are pursuing a short-term goal or investing emergency reserve money
●	are seeking a high level of regular income or preservation of capital

3 | Queens Road Funds

Performance

The bar chart and performance table below show the variability of the Fund’s returns, which is some indication of the risks of investing in the Fund. The bar chart shows performance of the Fund’s shares for each full calendar year from January 1, 2009 to December 31, 2018. The performance table compares the performance of the Fund’s shares over time to the performance of a broad-based securities market index. You should be aware that the Fund’s past performance (before and after taxes) may not be an indication of how the Fund will perform in the future.

Performance Bar Chart
Calendar Years Ended December 31

Best Quarter:	Ended June 30, 2009	15.53%
Worst Quarter:	Ended March 31, 2009	-12.85%

The total return for Fund shares from January 1, 2019 to June 30, 2019 was 16.54%.

Performance Table
Average Annual Total Returns
(For periods ended December 31, 2018)

Queens Road Value Fund	1 Year Ended 12/31/18	5 Years Ended 12/31/18	10 Years Ended 12/31/18
Return Before Taxes	-4.75%	6.55%	10.45%
Return After Taxes on Distributions	-6.21%	5.38%	9.74%
Return After Taxes on Distributions and Sale of Fund Shares	-1.79%	5.05%	8.61%
Benchmark: S&P 500/Citigroup Value Index	-8.97%	6.06%	11.21%

After-tax returns are calculated using the highest historical individual federal marginal income tax rate and do not reflect the impact of state and local taxes. Actual after-tax returns depend on a shareholder’s tax situation and may differ from those shown. The after-tax returns are not relevant if you hold your Fund shares in tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (“IRA”).

4 | Queens Road Funds

Investment Advisor

Bragg Financial Advisors, Inc.

Portfolio Manager

Steve Scruggs, CFA, Director of Research and Senior Portfolio Manager of the advisor, has served the Fund as portfolio manager since 2004.

Purchase and Sale of Fund Shares

The minimum initial investment in shares is $2,500 for regular accounts and $1,000 for retirement plans, and the minimum subsequent investment is $1,000 for regular accounts and $50 for retirement plans. You may purchase and redeem shares of the Fund on any day that the New York Stock Exchange is open. Redemption requests may be made in writing, by telephone, or through a financial intermediary and will be paid by check or wire transfer.

Tax Information

Dividends and capital gain distributions you receive from the Fund, whether you reinvest your distributions in additional Fund shares or receive them in cash, are taxable to you at either ordinary income or capital gains tax rates unless you are investing through a tax-deferred plan such as an IRA or 401(k) plan.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund’s advisor may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

5 | Queens Road Funds

Fund Summary: Queens Road Small Cap Value Fund

Investment Objective

The Fund seeks long-term capital growth.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed On Purchases	None
Maximum Deferred Sales Charge (Load)	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.18%
Distribution and Service (12b-1) Fees	None
Other Expenses	0.00%
Total Annual Fund Operating Expenses	1.18%

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based upon these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$120	$375	$649	$1,432

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 27% of the average value of its portfolio.

Principal Investment Strategies

The Fund seeks to achieve its investment objective by investing primarily in the equity securities (common stocks, preferred stocks and convertible securities) of small capitalization U.S. companies. The Fund defines a small capitalization (small cap) company as one whose market capitalization, at the time of purchase, is $5 billion or less. Under normal circumstances, the Fund will invest at least 80% of its assets (for the purpose of this requirement, net assets includes net assets plus any borrowings for investment purposes) in equity securities of companies with small market capitalization.

The Fund’s investment advisor, Bragg Financial Advisors, Inc., invests the Fund’s assets by pursuing a value-oriented strategy. The advisor’s strategy begins with a screening process that seeks to identify small cap companies whose stocks sell at discounted price-to-earnings (P/E) and price-to-cash flow (P/CF) multiples. The advisor favors companies that maintain strong balance sheets and have experienced management. Generally, the investment advisor attempts to identify situations where stock prices are undervalued by the market. The advisor sells securities when it believes they are trading for more than their intrinsic value, to generate tax losses to offset taxable gains, or if additional cash is needed to fund redemptions.

6 | Queens Road Funds

Principal Investment Risks

As with all mutual funds, there is the risk that you could lose money through your investment in the Fund. Many factors affect the Fund’s net asset value and performance.

Equity Risk

The prices of equity securities rise and fall daily. These price movements may result from factors affecting individual companies, industries or the securities market as a whole.

Issuer-specific changes

The value of an individual security can be more volatile than the market as a whole and can perform differently than the value of the market as a whole.

Portfolio strategy

The investment advisor’s skill in choosing appropriate investments for the Fund will determine, in part, the Fund’s ability to achieve its investment objective.

Small cap securities

The prices of securities of small capitalization companies generally are more volatile, less liquid, and more likely to be adversely affected by poor economic or market conditions than securities of larger companies. Small companies may have limited product lines, markets or financial resources, and they may be dependent upon a limited management group.

Stock market volatility

Stock markets are volatile and can decline significantly in response to adverse issuer, political, regulatory, market or economic developments.

Value investing

The value approach to investing involves the risk that those stocks may remain undervalued. Value stocks as a group may be out of favor and underperform the overall equity market for a long period of time.

Who May Want to Invest in the Fund?

The Queens Road Small Cap Value Fund is designed for investors who:

●	seek an aggressive stock fund with the long-term goal of growth of capital
●	seek a fund to complement a portfolio of more conservative investments
●	are willing to accept significant changes (up or down) in the value of an investment

The Fund is NOT appropriate for investors who:

●	want to avoid high volatility or possible losses
●	want an investment that pursues market trends or focuses on particular sectors or industries
●	are pursuing a short term goal or investing emergency reserve money
●	are seeking regular income or preservation of capital

7 | Queens Road Funds

Performance

The bar chart and performance table below show the variability of the Fund’s returns, which is some indication of the risks of investing in the Fund. The bar chart shows performance of the Fund’s shares for each full calendar year from January 1, 2009 to December 31, 2018. The performance table compares the performance of the Fund’s shares over time to the performance of a broad-based securities market index. You should be aware that the Fund’s past performance (before and after taxes) may not be an indication of how the Fund will perform in the future.

Performance Bar Chart
Calendar Years Ended December 31

Best Quarter:	Ended June 30, 2009	23.81%
Worst Quarter:	Ended September 30, 2011	-12.63%

The total return for Fund shares from January 1, 2019 to June 30, 2019 was 8.78%.

Performance Table
Average Annual Total Returns
(For periods ended December 31, 2018)

Queens Road Small Cap Value Fund	1 Year Ended 12/31/18	5 Years Ended 12/31/18	10 Years Ended 12/31/18
Return Before Taxes	-5.66%	3.88%	9.93%
Return After Taxes on Distributions	-7.99%	2.87%	9.09%
Return After Taxes on Distributions and Sale of Fund Shares	-1.95%	2.96%	8.14%
Benchmark: Russell 2000 Value Index	-12.86%	3.61%	10.40%

After-tax returns are calculated using the highest historical individual federal marginal income tax rate and do not reflect the impact of state and local taxes. Actual after-tax returns depend on a shareholder’s tax situation and may differ from those shown. The after-tax returns are not relevant if you hold your Fund shares in tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (“IRA”).

8 | Queens Road Funds

Investment Advisor

Bragg Financial Advisors, Inc.

Portfolio Manager

Steve Scruggs, CFA, Director of Research and Senior Portfolio Manager of the advisor, has served the Fund as a portfolio manager since it commenced operations in 2002.

Purchase and Sale of Fund Shares

The minimum initial investment in shares is $2,500 for regular accounts and $1,000 for retirement plans, and the minimum subsequent investment is $1,000 for regular accounts and $50 for retirement plans. You may purchase and redeem shares of the Fund on any day that the New York Stock Exchange is open. Redemption requests may be made in writing, by telephone, or through a financial intermediary and will be paid by check or wire transfer.

Tax Information

Dividends and capital gain distributions you receive from the Fund, whether you reinvest your distributions in additional Fund shares or receive them in cash, are taxable to you at either ordinary income or capital gains tax rates unless you are investing through a tax-deferred plan such as an IRA or 401(k) plan.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund’s advisor may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

9 | Queens Road Funds

Additional Information About Principal
Investment Strategies and Related Risks

Investment Objective

Each Fund’s objective is long-term capital growth. Each Fund’s investment objective is fundamental and may not be changed without shareholder approval. However, the Queens Road Small Cap Value Fund’s investment policy to invest at least 80% of its net assets in equity securities of small cap companies is non-fundamental and may be changed by the Fund’s Board of Trustees upon 60 days written notice to shareholders.

Principal Investment Strategies

Queens Road Value Fund

The Fund seeks to achieve its investment objective by investing primarily in the equity securities (common stocks, preferred stocks and convertible securities) of U.S. companies. Investments will be made based on their potential for capital growth without limitation on issuer capitalization.

The Fund’s investment advisor, Bragg Financial Advisors, Inc., invests the Fund’s assets by pursuing a value-oriented strategy. The advisor’s strategy begins with a screening process that seeks to identify companies whose stocks sell at discounted price-to-earnings (P/E) and price-to-cash flow (P/CF) multiples. The advisor favors companies that maintain strong balance sheets and have experienced management. Generally, the investment advisor attempts to identify situations where stock prices are undervalued by the market. The advisor sells securities when it believes they are trading for more than their intrinsic value, to generate tax losses to offset taxable gains, or if additional cash is needed to fund redemptions.

Queens Road Small Cap Value Fund

The Fund seeks to achieve its investment objective by investing primarily in the equity securities (common stocks, preferred stocks and convertible securities) of small capitalization U.S. companies. The Fund defines a small capitalization (small cap) company as one whose market capitalization, at the time of purchase, is $5 billion or less. Under normal circumstances, the Fund will invest at least 80% of its assets (for the purpose of this requirement, net assets includes net assets plus any borrowings for investment purposes) in equity securities of companies with small market capitalization.

The Fund’s investment advisor, Bragg Financial Advisors, Inc., invests the Fund’s assets by pursuing a value-oriented strategy. The advisor’s strategy begins with a screening process that seeks to identify small cap companies whose stocks sell at discounted price-to-earnings (P/E) and price-to-cash flow (P/CF) multiples. The advisor favors companies that maintain strong balance sheets and have experienced management. Generally, the investment advisor attempts to identify situations where stock prices are undervalued by the market. The advisor sells securities when it believes they are trading for more than their intrinsic value, to generate tax losses to offset taxable gains, or if additional cash is needed to fund redemptions.

Non-Principal Investment Strategies

Each Fund reserves the right to invest in other securities, as further detailed in the Funds’ Statement of Additional Information.

Principal Investment Risks

The risk descriptions below provide a more detailed explanation of the Funds’ common principal investment risks (except as noted) that correspond to the risks described in each Fund’s Fund Summary section of this Prospectus.

Equity Risk

The prices of equity securities rise and fall daily. These price movements may result from factors affecting individual companies, industries or the securities market as a whole. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. In addition, the equity market tends to move in cycles which may cause stock prices to fall over short or extended periods of time.

Issuer-specific changes

The value of an individual security can be more volatile than the market as a whole and can perform differently than the value of the market as a whole.

10 | Queens Road Funds

Portfolio strategy

The investment advisor’s skill in choosing appropriate investments for the Funds will determine in part each Fund’s ability to achieve its investment objective. The advisor’s judgments about the attractiveness, value and potential appreciation of a particular security in which a Fund invests may prove to be inaccurate and may not produce the desired results. Additionally, if the advisor overestimates the value or return potential of one or more securities, the Funds may underperform the equity market in general. The market may not agree with the advisor’s determination that a stock is undervalued, and the stock’s price may not increase to what the advisor believes is its full value. It may even decrease in value. During these periods, relative performance may suffer.

Small and medium cap securities

Investing in the securities of small and medium capitalization companies involves special risks. Among other things, the prices of securities of these companies generally are more volatile than those of larger companies; the securities of small and medium capitalization companies generally are less liquid; and smaller companies generally are more likely to be adversely affected by poor economic or market conditions. In addition, it is anticipated that some of the Funds’ portfolio securities may not be widely traded, and that a Fund’s position in such securities may be substantial in relation to the market for such securities. Accordingly, it may be difficult for a Fund to dispose of such securities quickly at prevailing market prices. Investments in securities of companies with small and medium market capitalizations are generally considered to offer greater opportunity for appreciation but also may involve greater risks than customarily are associated with more established companies. The securities of smaller and medium capitalization companies may be subject to more abrupt fluctuations in market price than larger, more established companies. Small and medium capitalization companies have limited product lines, markets or financial resources, or they may be dependent upon a limited management group. In addition to exhibiting greater volatility, small cap stocks may, to a degree, fluctuate independently of larger cap stocks, i.e., small cap stocks may decline in price as the prices of large cap stocks rise or vice versa.

Stock market volatility

While stocks have historically outperformed other asset classes over the long term, stock markets are volatile and can decline significantly in response to adverse issuer, political, regulatory, market or economic developments. Different parts of the market can react differently to these developments.

Value investing

The value approach to investing involves the risk that those stocks may remain undervalued. Value stocks as a group may be out of favor and underperform the overall equity market for a long period of time, while the market concentrates on “growth” stocks. In addition, a Fund may forgo investments that show growth potential if they are inconsistent with its value investment strategy. Value funds often concentrate much of their investments in certain industries, and thus will be more susceptible to factors adversely affecting issuers within that industry than would a more diversified portfolio of securities.

Temporary Investments

To respond to adverse market, economic, political or other conditions, each Fund may invest 100% of its total assets, without limitation, in high-quality short-term debt securities and money market instruments. These short-term debt securities and money market instruments include: shares of money market mutual funds, commercial paper, certificates of deposit, bankers’ acceptances, U.S. Government securities and repurchase agreements. While a Fund is in a defensive position, the opportunity to achieve its investment objective will be limited. Furthermore, to the extent that a Fund invests in money market mutual funds for cash positions, there will be some duplication of expenses because the Fund pays its pro-rata portion of such money market funds’ advisory fees and operational fees. Each Fund may also invest a substantial portion of its assets in such instruments at any time to maintain liquidity or pending selection of investments in accordance with its policies.

Portfolio Holdings Disclosure

A description of the Funds’ policies and procedures with respect to the disclosure of the Funds’ portfolio securities is available in the Funds’ Statement of Additional Information and on the Funds’ website at www.queensroadfunds.com.

Cybersecurity

The computer systems, networks and devices used by the Funds and their service providers to carry out routine business operations employ a variety of protections designed to prevent damage or interruption from computer viruses, network failures, computer and telecommunication failures, infiltration by unauthorized persons and security breaches. Despite the various protections utilized by the Funds and their service providers, systems, networks, or devices potentially can be breached. Each Fund and its shareholders could be negatively impacted as a result of a cybersecurity breach.

11 | Queens Road Funds

Cybersecurity breaches can include unauthorized access to systems, networks, or devices; infection from computer viruses or other malicious software code; and attacks that shut down, disable, slow, or otherwise disrupt operations, business processes, or website access or functionality. Cybersecurity breaches may cause disruptions and impact each Fund’s business operations, potentially resulting in financial losses; interference with each Fund’s ability to calculate its net asset value per share (“NAV”); impediments to trading; the inability of each Fund, the advisor, and other service providers to transact business; violations of applicable privacy and other laws; regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, or additional compliance costs; as well as the inadvertent release of confidential information.

Similar adverse consequences could result from cybersecurity breaches affecting issuers of securities in which the Funds invest; counterparties with which the Funds engage in transactions; governmental and other regulatory authorities; exchange and other financial market operators, banks, brokers, dealers, insurance companies, and other financial institutions (including financial intermediaries and service providers for a Fund’s shareholders); and other parties. In addition, substantial costs may be incurred by these entities in order to prevent any cybersecurity breaches in the future.

Management

Investment Advisor

Bragg Financial Advisors, Inc. (“BFA”), a registered investment advisor located at 1031 South Caldwell Street, Suite 200, Charlotte, NC 28203, is the Funds’ investment advisor. Each Fund has retained BFA to provide management and investment advisory services. BFA provides investment management and supervision to individuals and institutions. As of June 30, 2019, the firm manages over $1.6 billion on a discretionary basis. As compensation for the management and advisory services furnished to the Funds, for the fiscal year ended May 31, 2019, BFA received an advisory fee of 0.95% of average daily net assets of Queens Road Value Fund and 1.18% of average daily net assets of Queens Road Small Cap Value Fund. BFA has contractually agreed to pay all operating expenses of each Fund except for brokerage, taxes, interest, litigation expenses, and other extraordinary expenses. A summary of the Board of Trustees’ deliberations in renewing the advisory agreement with BFA can be found in the Funds’ semi-annual shareholder report dated November 30, 2018.

Portfolio Manager

Steve Scruggs, CFA has been employed by BFA since January 2000. Mr. Scruggs is Director of Research and Senior Portfolio Manager of BFA and a Trustee of the Funds. Mr. Scruggs holds a Bachelor’s Degree from North Carolina State University and an MBA from Wake Forest University. He is a CFA charter holder and member of the CFA Institute.

The Funds’ Statement of Additional Information contains additional information regarding Mr. Scruggs’ compensation, other accounts managed by Mr. Scruggs, and Mr. Scruggs’ ownership of securities in the Funds.

Shareholder Information

Buying and Redeeming Shares

You pay no sales charge to purchase or sell (redeem) shares of a Fund. The date on which your purchase, redemption or exchange of shares is processed is the trade date, and the price used for the transaction is based on the next calculation of net asset value after the order is processed. The NAV for each Fund is calculated as of the close of regular trading on the New York Stock Exchange (“NYSE”) (generally 4 p.m. Eastern Time) and is determined every day that the Exchange is open. Securities in each Fund’s portfolio that primarily trade on a foreign exchange may change in value on a day that the Exchange is closed and the Fund’s shareholders are not able to redeem shares in the Fund. If a Fund, its transfer agent or any other authorized agent receives your trade order by the close of regular trading on the NYSE, your order will receive that day’s NAV. If your order is received after the close of regular trading, it will receive the next business day’s NAV. If you place your order through a financial intermediary rather than with the Fund or its transfer agent directly, the financial intermediary is responsible for transmitting your order to the Fund’s transfer agent in a timely manner.

You will receive a confirmation of each transaction and quarterly statements showing your balance and account activity. You should verify the accuracy of all transactions and statements as soon as you receive them.

Computing NAV

The net assets of each Fund are determined by calculating the total value of all portfolio securities, cash, other assets held by the Fund, and interest and dividends accrued and subtracting from that amount all liabilities, including accrued expenses. The net assets of each Fund are divided by the total number of shares outstanding to determine each Fund’s respective NAV. The NAV is calculated at the close of regular trading on the NYSE on each business day the exchange is open. If the exchange closes early, the Funds will calculate NAV at that time.

12 | Queens Road Funds

For purposes of computing NAV, each Fund uses the last reported sales price or quotation for portfolio securities, or if market quotations are not readily available, fair value will be determined in good faith by the Board of Trustees. If BFA believes, in good faith, that the market quotations provided do not accurately represent the value of a security, the security will be valued at fair value as determined in good faith according to the Fund’s Pricing Policy approved by the Board of Trustees.

Transactions Through Third Parties

The Funds have authorized one or more brokers to receive purchase and redemption orders on its behalf. Such brokers are authorized to designate other intermediaries to receive purchase and redemption orders on the Funds’ behalf. The Funds will be deemed to have received a purchase or redemption order when an authorized broker, its authorized designee, receives the order. Customer orders will be priced at the applicable Fund’s NAV next computed after they are received by an authorized broker or its authorized designee.

If you invest through a broker or other financial institution, the policies and fees charged by that institution may be different than those of the Funds. Brokers, advisors, retirement plans or others may charge transactions fees or set different minimum investments or limitations on buying or selling shares. Consult your financial representative if you have any questions about any such fees or imitations prior to buying or selling shares.

How to Purchase Shares

A minimum initial investment of $2,500 is required to open an account ($1,000 for Traditional and Roth IRAs) with subsequent minimum investments of $1,000 ($50 for Traditional and Roth IRAs). Minimum initial investments may be waived if, in the investment advisor’s opinion, doing so would be in the interest of all shareholders. For instance, if a group or class of investors would agree to invest amounts on a regular basis, such as in a 401k plan, or if the investment advisor has reason to believe that waiving the minimum would allow the Funds to attract more assets which would reduce the Funds operating expenses for all shareholders once certain asset levels are reached.

All orders are subject to acceptance, and we may reject purchases to protect other shareholders.

Shareholders’ Accounts

When you invest in a Fund, the Transfer Agent will establish an account to which all full and fractional shares (to three decimal places) will be credited. Your purchase will receive the NAV next calculated after the Transfer Agent has received your order. The Fund will not issue share certificates evidencing shares of the Fund. Instead, your account will be credited with the number of shares purchased, relieving you of responsibility for safekeeping of certificates and the need to deliver them upon redemption.

Initial Purchase

The initial purchase may be made by check or by wire in the following manner:

By Check

You should complete and sign the account application which accompanies this Prospectus, and send it along with a check for the initial investment payable to the Queens Road Value Fund or Queens Road Small Cap Value Fund to:

Regular Mail
UMB Fund Services, Inc. P.O. Box 2175 Milwaukee, Wisconsin 53201

Overnight Delivery
UMB Fund Services, Inc. 235 West Galena Street Milwaukee, Wisconsin 53212-3948

Please include on your check the name of the Fund you are investing in:

Queens Road Value Fund -or- Queens Road Small Cap Value Fund

13 | Queens Road Funds

By Wire

In order to expedite the investment of funds, you may advise your bank or broker to transmit funds via Federal Reserve Wire System to:

UMB Bank, n.a.
1010 Grand Blvd.
Kansas City, MO 64106
ABA #: 101000695
For credit to: Queens Road Funds
For further credit to:
Account #: 9871996352
Investor Account Number
Name or Account Registration
SSN or TIN
Name of Fund to be purchased

Your name and account number (if available) should also be provided. Your bank may charge a fee for the wire transfer of funds, which is your responsibility.

In addition, all shareholder inquiries regarding either Fund, including any requests for copies of the Funds’ Statement of Additional Information (“SAI”), should be directed to:

UMB Fund Services, Inc.
235 West Galena Street
Milwaukee, Wisconsin 53212-3948

Through Brokers

Each Fund may be made available through a network of brokers. Please check with your broker on the availability of the Funds.

Subsequent Purchases

You may make additional purchases in the following manner:

By Check

You should mail a check made payable to the Fund to the Transfer Agent. Include your account number on the check.

By Wire

Funds may be wired by following the previously stated instructions for an initial purchase.

An order confirmation will be mailed to you.

Automatic Investment Plan

The Automatic Investment Plan permits you to purchase shares of a Fund at monthly intervals, provided that your bank allows automatic withdrawals. At your option, the bank account that you designate will be debited by an amount that you specify, and such funds will be used to purchase shares of a Fund on a monthly basis. To participate in the Automatic Investment Plan, call the Transfer Agent at (800) 595-3088 to obtain the appropriate forms. The Automatic Investment Plan does not assure a profit and does not protect against loss in declining markets. You may terminate your participation with the Automatic Investment Plan at any time by notifying the Transfer Agent in writing.

Other Information Concerning Purchase of Shares

Each Fund reserves the right to reject any order, to cancel any order due to non-payment and to waive or lower the investment minimums with respect to any person or class of persons. If an order is canceled because of non-payment or because your check does not clear, you will be responsible for any loss that the Fund incurs. If you are already a shareholder, the Fund can redeem shares from your account to reimburse it for any loss. For purchases of $50,000 or more, the Fund may, in its discretion, require payment by wire or cashier’s or certified check. Cash, money orders and travelers checks are not accepted as payment for shares.

14 | Queens Road Funds

How to Redeem Shares

All shares of a Fund offered for redemption will be redeemed at the NAV of the Fund next determined after the Transfer Agent receives the redemption request that is in compliance with the requirements described in this section. Because each Fund’s NAV will fluctuate as a result of changes in the market value of the Fund’s portfolio securities, the amount you receive upon redemption may be more or less than the amount you paid for such Fund shares being redeemed. Redemption proceeds will be mailed to your registered address of record or, if the redemption proceeds are $5,000 or more, may be transmitted by wire, upon your written request to the Transfer Agent, to your pre-designated account at a domestic bank. You will be charged for the cost of such wire transfer. Fund redemption proceeds will be mailed generally within 7 days of receipt of the redemption request. The Fund typically expects to pay redemptions from cash, cash equivalents, proceeds from the sale of fund shares, and then from the sale of portfolio securities. These redemption payment methods will be used in regular and stressed market conditions. Redemptions for Fund shares will only be made after the check for the purchase of those Fund shares has cleared payment. The Funds will not make redemption proceeds payable to any person other than the shareholder(s) of record.

Redemption by Mail

Shares may be redeemed by mail by writing directly to the Transfer Agent. The redemption request must be signed exactly as your name appears on the account application and must include your account number. If Fund shares are owned by more than one person, the redemption request must be signed by all owners exactly as the names appear on the registration form.

A request for redemption will not be processed until all the necessary documents have been received in proper form by the Transfer Agent. If you are in doubt as to what documents are required, you should contact the Transfer Agent at (800) 595-3088.

A Medallion signature guarantee must be included if any of the following situations apply:

●	You wish to redeem more than $50,000 worth of shares
●	When redemption proceeds are sent to any person, address or bank account not on record
●	If a change of address was received by the Transfer Agent within 15 days

Redemption by Telephone

To redeem shares by telephone, call the Funds at (800) 595-3088 and specify the amount of money you wish to redeem. You may have a check sent to the address of record, or, if previously established on your account, you may have proceeds sent by wire or electronic funds transfer through the ACH network directly to your bank account. Wire transfers are subject to a $20 fee paid by the shareholder and your bank may charge a fee to receive wired funds. Checks sent via overnight delivery are subject to a $15 charge. You do not incur any charge when proceeds are sent via the ACH network; however, credit may not be available for two to three business days.

If you are authorized to perform telephone transactions (either through your account application form or by subsequent arrangement in writing with the Fund), you may redeem shares worth up to $50,000, by instructing the Funds by phone at (800) 595-3088. Unless noted on the initial account application, a Medallion signature guarantee is required of all shareholders in order to qualify for or to change telephone redemption privileges.

Note: A Fund and all of its service providers will not be liable for any loss or expense in acting upon instructions that are reasonably believed to be genuine. To confirm that all telephone instructions are genuine, the caller must verify all of the following:

●	The Fund account number;
●	The name in which his or her account is registered;
●	The social security or tax identification number under which the account is registered; and
●	The address of the account holder, as stated in the account application form.

Medallion Signature Guarantee

In addition to the situations described above, the Funds reserve the right to require a Medallion signature guarantee in other instances based on the circumstances relative to the particular situation. Shareholders redeeming more than $50,000 worth of their shares by mail should submit written instructions with a Medallion signature guarantee from an eligible institution acceptable to the Transfer Agent, such as a domestic bank or trust company, broker, dealer, clearing agency or savings association, or from any participant in a Medallion program recognized by the Securities Transfer Association. The three recognized Medallion programs are Securities Transfer Agents Medallion Program, Stock Exchanges Medallion Program and New York Stock Exchange, Inc. Medallion Signature Program. Signature guarantees that are not part of these programs will not be accepted. Participants in Medallion programs are subject to dollar limitations which must be considered when requesting their guarantee. The Transfer Agent may reject any signature guarantee if it believes the transaction would otherwise be improper. A notary public cannot provide a signature guarantee.

15 | Queens Road Funds

Other Information Concerning Redemption

If you purchase shares using a check and request a redemption before the check has cleared, the Fund may postpone payment of your redemption proceeds up to 15 calendar days while the Fund waits for the check to clear. Each Fund reserves the right to take up to seven days to make payment if, in the judgment of the advisor, the Fund could be adversely affected by immediate payment. In addition, the right of redemption for a Fund may be suspended or the date of payment postponed for any period (a) during which the New York Stock Exchange is closed other than customary weekend and holiday closings, or during which trading on the New York Stock Exchange is restricted by the Securities and Exchange Commission; (b) any period during which an emergency exists, as determined by the Securities and Exchange Commission, as a result of which (i) disposal by a Fund of securities owned by it is not reasonably practicable, or (ii) it is not reasonably practicable for a Fund to fairly determine the value of its net assets; or (c) for such other periods as the SEC may by order permit for the protection of shareholders of a Fund. In determining whether any of the conditions for suspension of redemption are in effect, each Fund will be guided by the rules, regulations and pronouncements of the SEC.

Due to the high cost of maintaining accounts, each Fund has the right to redeem, upon not less than 30 days’ written notice, all of your shares of the Fund if, through prior redemptions, your account has a net asset value of less than $1,000. You will be given at least 30 days’ written notice prior to any involuntary redemption and during such period will be allowed to purchase additional shares to bring your account up to the applicable minimum balance before the redemption is processed.

The Funds have elected to be governed by Rule 18f-1 under the Investment Company Act of 1940 pursuant to which each Fund is obligated during any 90 day period to redeem shares for any one shareholder of record solely in cash up to the lesser of $250,000 or 1% of the net asset value of the Fund at the beginning of the period. Should a redemption exceed such limitation, the Fund may deliver, in lieu of cash, readily marketable securities from its portfolio. The securities delivered will be selected at the sole discretion of the Fund, will not necessarily be representative of the entire portfolio and may be securities which the Fund would otherwise sell. The redeeming shareholder will usually incur brokerage costs in converting the securities to cash. The method of valuing securities used to make the redemptions in kind will be the same as the method of valuing portfolio securities and such valuation will be made as of the same time the redemption price is determined.

Frequent Purchases And Redemptions Of Fund Shares

The Funds do not permit market-timing. The Funds are intended for long-term investors. Frequent trading of Fund shares, also known as “market-timing,” is not permitted. Excessive trading into or out of a Fund may harm the Fund’s performance by disrupting portfolio management strategies and by increasing expenses. Accordingly, if you engage in this type of activity a Fund may suspend or terminate your trading privileges. A Fund may consider a shareholder’s history in any Fund, including trading history in other accounts under common ownership or control, in determining whether to suspend or terminate your trading privileges. All purchases are subject to acceptance by the Funds. The Funds reserve the right to reject any purchases it suspects to be market-timing.

In an attempt to deter market timing, the Funds will use methods including:

●	Selective monitoring of trade activity
●	Broad authority to take discretionary action against market timers and against specific trades
●	Reliance on others (transfer agents, financial intermediaries, etc.) market timing detection practices

Each of the methods involves subjective judgments that are consistent with shareholder interests. Furthermore, each of these methods involves some selectivity in their application. While the Funds will seek to take actions that will detect and prohibit market timing, the Funds do not represent that market timing can be completely eliminated in any fund. For instance, a Fund may not be able to identify or reasonably detect or deter market timing transactions that may be facilitated by financial intermediaries or made difficult to identify through the use of omnibus accounts by those intermediaries that transmit orders to the Fund on behalf of their customers who are beneficial owners. To the extent that the Funds have omnibus accounts the Funds will ensure that brokers maintaining such accounts enter into an agreement with the Funds to provide shareholder transaction information, to the extent known to the broker, to the Funds upon request. Although the Funds will take reasonable efforts to eliminate market timing transactions there can be no assurance that the systems and procedures of the Funds, the Funds’ transfer agent, and financial intermediaries which submit orders to the Funds, will be able to monitor all trading activity.

Distributions And Taxes

In general, selling shares of the Fund and receiving distributions (whether reinvested or taken in cash) are taxable events. Depending on the purchase price and the sale price, you may have a gain or a loss on any shares sold. Any tax liabilities generated by your transactions or by receiving distributions are your responsibility. The Fund anticipates that distributions will be primarily taxed as ordinary income. You may want to avoid making a substantial investment when the Fund is about to make a taxable distribution because you would be responsible for any taxes on the distribution regardless of how long you have owned your shares. The Fund may produce capital gains even if they do not have income to distribute and performance has been poor.

16 | Queens Road Funds

Early each year, the Fund will mail to you a statement setting forth the federal income tax information for all distributions made during the previous year. If you do not provide your taxpayer identification number, your account will be subject to backup withholding. The tax considerations described in this section do not apply to tax-deferred accounts or other non-taxable entities. Because each investor’s tax circumstances are unique, please consult with your tax adviser about your investment.

Householding: To reduce expenses, we mail only one copy of the prospectus and each annual and semi-annual report to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, please call the Funds at (800) 595-3088 on days the Funds are open for business or contact your financial institution. We will begin sending you individual copies thirty days after receiving your request.

17 | Queens Road Funds

Financial Highlights

Financial Highlights Information

The financial highlights tables are intended to help you understand the Fund’s financial performance for the last five years and reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned each year on an investment in the Fund (assuming the reinvestment of dividends and distributions). The information has been audited by the Funds’ Independent Registered Public Accounting Firm, Cohen & Company, Ltd., whose report, along with the Funds’ financial statements, is included in the Funds’ Annual Report, which is available upon request.

Queens Road Value Fund

For the Years Ended	5/31/2019	5/31/2018	5/31/2017	5/31/2016	5/31/2015

Net Asset Value, Beginning of Year	$22.79	$21.69	$19.83	$20.10	$19.65

Income From Investment Operations:
Net Investment Income [1]	0.35	0.33	0.30	0.31	0.23
Net Realized and Unrealized Gain on Investments	0.94	1.70	2.66	0.00 [2]	1.17
Total from Investment Operations	1.29	2.03	2.96	0.31	1.40

Less Distributions:
Net Investment Income	(0.34)	(0.29)	(0.33)	(0.22)	(0.22)
Net Realized Gains	(1.07)	(0.64)	(0.77)	(0.36)	(0.73)
Total Distributions	(1.41)	(0.93)	(1.10)	(0.58)	(0.95)

Net Asset Value, End of Year	$22.67	$22.79	$21.69	$19.83	$20.10

Total Return	6.36%	9.25%	15.31%	1.74%	7.15%

Ratios and Supplemental Data:
Net Assets, End of Year (in thousands)	$39,423	$42,780	$42,820	$39,249	$38,185
Ratio of Expenses to Average Net Assets	0.95%	0.95%	0.95%	0.95%	0.95%
Ratio of Net Investment Income to Average Net Assets	1.52%	1.43%	1.44%	1.61%	1.14%
Portfolio Turnover Rate	1%	—%	8%	14%	4%

[1]	Computed using average shares method.

[2]	Amount is less than $0.005 per share.

18 | Queens Road Funds

Queens Road Small Cap Value Fund

For the Years Ended	5/31/2019	5/31/2018	5/31/2017	5/31/2016	5/31/2015

Net Asset Value, Beginning of Year	$27.32	$25.93	$25.26	$24.52	$23.27

Income From Investment Operations:
Net Investment Income (Loss) [1]	0.05	0.02	(0.00)[2]	(0.02)	0.01
Net Realized and Unrealized Gain (Loss) on Investments	(1.28)	1.94	2.01	0.84	1.90
Total from Investment Operations	(1.23)	1.96	2.01	0.82	1.91

Less Distributions:
Net Investment Income	(0.03)	—	—	—	—
Net Realized Gains	(2.45)	(0.57)	(1.34)	(0.08)	(0.66)
Total Distributions	(2.48)	(0.57)	(1.34)	(0.08)	(0.66)

Net Asset Value, End of Year	$23.61	$27.32	$25.93	$25.26	$24.52

Total Return	(4.26)%	7.55%	7.87%	3.37%	8.33%

Ratios and Supplemental Data:
Net Assets, End of Year (in thousands)	$118,454	$133,630	$140,683	$143,376	$79,266
Ratio of Expenses to Average Net Assets	1.18%	1.22%	1.24%	1.24%	1.24%
Ratio of Net Investment Income to Average Net Assets	0.20%	0.08%	(0.02)%	(0.07)%	0.02%
Portfolio Turnover Rate	27%	6%	27%	23%	2%

[1]	Computed using average shares method.

[2]	Amount is less than $0.005 per share.

19 | Queens Road Funds

Privacy Notice

Bragg Capital Trust

Rev. Sept. 2011
Facts	What does Bragg Capital Trust do with your personal information?

Why?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some, but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depends on the product or service that you have with us. This information can include:

● Social Security number and wire transfer instructions

● account transactions and transaction history

● investment experience and purchase history

When you are no longer our customer, we continue to share your information as described in this notice.

How?

All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Bragg Capital Trust chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information:	Does Bragg Capital Trust share information?	Can you limit this sharing?
For our everyday business purposes - such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus.	YES	NO
For our marketing purposes - to offer our products and services to you.	NO	We don’t share
For joint marketing with other financial companies.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your transactions and records.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your credit worthiness.	NO	We don’t share
For our affiliates to market to you.	NO	We don’t share
For non-affiliates to market to you.	NO	We don’t share

Questions?	Call 1-800-595-3088.

Privacy Notice

Bragg Capital Trust

What we do:
How does Bragg Capital Trust protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Bragg Capital Trust collect my personal information?

We collect your personal information, for example, when you

● open an account or deposit money

● direct us to buy securities or direct us to sell your securities

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only:

● sharing for affiliates’ everyday business purposes – information about your creditworthiness.

● affiliates from using your information to market to you.

● sharing for nonaffiliates to market to you.

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and non-financial companies. ● Bragg Capital Trust does not share with our affiliates.
Non-affiliates	Companies not related by common ownership or control. They can be financial and non-financial companies. ● Bragg Capital Trust does not share with non-affiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ● Bragg Capital Trust doesn’t jointly market.

Additional Disclosure

●	We do not provide personal information to mailing list vendors or solicitors for any purpose.
●	We maintain a secure office and computer environment to ensure that your personal information is not placed at unreasonable risk.
●	Employees are regularly trained on privacy and information security and on their obligation to protect customer information.

If you have any questions regarding the safekeeping of your personal information please contact us at (800) 595-3088. Thank you for investing with the Queens Road Mutual Funds.

Queens Road Value Fund
Queens Road Small Cap Value Fund

For More Information

Additional information about the Funds has been filed with the Securities and Exchange Commission (the “Commission”) in a Statement of Additional Information (“SAI”) dated the same date as this Prospectus. The Statement of Additional Information provides more detailed information about the Fund and is incorporated by reference into this Prospectus.

Contacting the Funds

If you would like to obtain a free copy of the Statement of Additional Information, Semi Annual or Annual Report or have any inquiries about the Funds, please contact the Funds’ transfer agent, at (800) 595-3088. The information is also available on the Funds’ website www.queensroadfunds.com. Additional information about the Funds’ investments is available in the Funds’ annual and semi-annual report to shareholders. In the Funds’ Annual Report, you will also find a discussion of the market conditions and investment strategies that significantly affected each Fund’s performance during the last fiscal year.

You can receive copies of this information, after paying a duplicating fee,

By Writing to:

Public Reference Room

Securities and Exchange Commission

Washington, DC 20549-1520

Or, by Emailing: publicinfo@sec.gov

Free access to reports and other information about the Funds is available from the EDGAR Database on the SEC’s Internet site at http://www.sec.gov.

Investment Company Act File No. 811-21073

Statement of Additional Information

For

Queens Road Value Fund

Queens Road Small Cap Value Fund

Each a series of Bragg Capital Trust

October 1, 2019

1031 South Caldwell Street, Suite 200

Charlotte, NC 28203

(800) 595-3088

This Statement of Additional Information relating to the Funds is not a prospectus and should be read in conjunction with the Funds’ prospectus dated October 1, 2019. A copy of the Funds’ prospectus and the Annual Report for the period ended May 31, 2019 can be obtained from the Funds at (800) 595- 3088 or on the Funds’ website at www.queensroadfunds.com. The prospectus to which this Statement of Additional Information relates is hereby incorporated by reference.

Fund History	2
Description of the Funds, Their Investments and Risks	2
Investment Restrictions	10
Disclosure of Portfolio Holdings	11
Management of the Funds	12
Standing Committees	13
Ownership of Equity Securities	15
Compensation	15
Control Persons and Principal Holders of Securities	16
Investment Advisory and Other Services	17
Portfolio Managers	18
Other Expenses	20
Other Service Providers	20
Brokerage Allocation and Other Practices	21
Capital Stock and Other Securities	23
Purchase, Redemption and Pricing of Shares	23
Taxation of the Funds	23
Financial Statements	27
Quarterly Portfolio Schedule	28
Proxy Voting Guidelines	28

Definitions

“1940 Act” means the Investment Company Act of 1940, as amended.

“Distributor” means Queens Road Securities, LLC, 1031 South Caldwell Street, Suite 200 Charlotte, NC 28203.

“BFA” means Bragg Financial Advisors, Inc. (the “Advisor”), 1031 South Caldwell Street, Suite 200, Charlotte, NC 28203.

“Vote of the majority of outstanding voting securities” means the vote, at the annual or special meeting of shareholders duly called, (i) of 67% or more of the voting securities present at the meeting if the holders of more than 50% of the outstanding voting securities are present or represented by proxy or (ii) or more than 50% of the outstanding voting securities, whichever is less.

Fund History

Queens Road Value Fund (“Queens Road Value”) and Queens Road Small Cap Value Fund (“Queens Road Small Cap”) (collectively, the “Funds”) are each a series of Bragg Capital Trust (“Trust”). The Trust is an open-end management investment company, as defined in the 1940 Act, organized as a business trust under the laws of the State of Delaware by Certificate of Trust, dated as of January 1, 2002 and by the Declaration of Trust, dated as of May 10, 2002 (the “Declaration of Trust”). A “Series” is a separate pool of assets of the Trust which is separately managed and may have a different investment objective and different investment policies of another Series. The Funds are currently the only two Series of the Trust.

Description of The Funds and Their Investment Risks

Each Fund’s investment objective is fundamental and may only be changed by a vote of a majority of the outstanding voting securities of the Fund.

Principal Investments

Each Fund will primarily invest in common and preferred stock (as more fully described in the Funds’ prospectus).

Non Principal Investments

Each Fund may also invest, trade, or engage in the securities or investment activities described below.

•	MONEY-MARKET INVESTMENTS. A Fund may invest in no-load money-market mutual funds, high-quality short-term debt securities and money-market instruments (such as repurchase agreements, commercial paper and certificates of deposit) (collectively, “money-market investments”), when and to the extent deemed advisable by the Advisor. A mutual fund investment by a Fund, the portfolio of which consists of money-market investments, typically involves some duplication of advisory fees and other expenses. Money market funds typically invest in short-term debt instruments and attempt to maintain a stable net asset value. Although, the risk is low, these funds may lose value.

•	SECURITIES OF FOREIGN ISSUERS. Each Fund may invest in the securities of foreign issuers including sponsored or unsponsored American Depository Receipts (“ADRs”) and investments in developing markets. (For purposes of this restriction, securities issued by a foreign domiciled company that are registered with the Securities and Exchange Commission (“SEC”) under Section 12 (b) or (g) of the Securities Exchange Act of 1934 are not treated as securities of foreign issuers.) Foreign investments involve certain risks which typically are not present in securities of domestic issuers. There may be less information available about a foreign company than a domestic company; foreign companies may not be subject to accounting, auditing and reporting standards and requirements comparable to those applicable to domestic companies; and foreign markets, brokers and issuers are generally subject to less extensive government regulation than their domestic counterparts. Markets for foreign securities may be less liquid and may be subject to greater price volatility than those for domestic securities. Foreign brokerage commissions and custodial fees are generally higher than those in the United States. Foreign markets also have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, thereby making it difficult to conduct such transactions. Delays or problems with settlements might affect the liquidity of a Fund’s portfolio. Foreign investments may also be subject to local economic and political risks, political, economic and social instability, military action or unrest or adverse diplomatic developments, and possible nationalization of issuers or expropriation of their assets, which might adversely affect a Fund’s ability to realize on its investment in such securities. The Advisor may not be able to anticipate these potential events or counter their effects. Furthermore, some foreign securities are subject to brokerage taxes levied by foreign governments, which have the effect of increasing the cost of such investment and reducing the realized gain or increasing the realized loss on such securities at the time of sale.

Although changes in foreign currency rates may adversely affect the Funds’ foreign investments, the Funds do not expect to purchase or sell foreign currencies for the Funds to hedge against declines in the U.S. dollar or to lock in the value of any foreign securities they purchase. Consequently, the risks associated with such investments may be greater than if the Funds were to engage in foreign currency transactions for hedging purposes.

Exchange control regulations in such foreign markets may also adversely affect the Funds’ foreign investments and the Funds’ ability to make certain distributions necessary to maintain their eligibility as regulated investment companies and avoid the imposition of income and excise taxes may, to that extent, be limited.

The considerations noted above are generally intensified for investments in developing countries. Developing countries may have relatively unstable governments, economies based on only a few industries and securities markets that trade a small number of securities.

The Funds may purchase the securities of foreign companies in the form of ADRs. ADRs are certificates held in trust by a bank or similar financial institution evidencing ownership of securities of a foreign-based issuer. Designed for use in U.S. securities markets, ADRs are alternatives to the purchase of the underlying foreign securities in their national markets and currencies.

Depositories may establish either unsponsored or sponsored ADR facilities. While ADRs issued under these two types of facilities are in some respects similar, there are distinctions between them relating to the rights and obligations of ADR holders and the practices of market participants. A depository may establish an unsponsored facility without participation by the issuer of the deposited securities, although typically the depository requests a letter of non- objection from such issuer prior to the establishment of the facility. Holders of unsponsored ADRs generally bear all the costs of such facilities. The depository usually charges fees upon the deposit and withdrawal of the deposited securities, the conversion of dividends into U.S. dollars, the disposition of non-cash distributions and the performance of other services. The depository of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited securities or to pass through voting rights to ADR holders in respect of the deposited securities. Depositories create sponsored ADR facilities in generally the same manner as unsponsored facilities, except that the issuer of the deposited securities enters into a deposit agreement with the depository. The deposit agreement sets out the rights and responsibilities of the issuer, the depository and the ADR holders. With sponsored facilities, the issuer of the deposited securities generally will bear some of the costs relating to the facility (such as deposit and withdrawal fees). Under the terms of most sponsored arrangements, depositories agree to distribute notices of shareholder meetings and voting instructions and to provide shareholder communications and other information to the ADR holders at the request of the issuer of the deposited securities.

•	CONVERTIBLE SECURITIES. Each Fund may invest in convertible securities which is generally a debt obligation or preferred stock that may be converted within a specified period of time into a certain amount of common stock of the same or a different issuer. A convertible security provides a fixed-income stream and the opportunity, through its conversion feature, to participate in the capital appreciation resulting from a market price advance in its underlying common stock. As with a straight fixed- income security, a convertible security tends to increase in market value when interest rates decline and decrease in value when interest rates rise. Like a common stock, the value of a convertible security also tends to increase as the market value of the underlying stock rises, and it tends to decrease as the market value of the underlying stock declines. Because its value can be influenced by both interest rates and market movements, a convertible security is not as sensitive to interest rates as a similar fixed-income security, nor is it as sensitive to changes in share price as its underlying stock.

A convertible security is usually issued either by an operating company or by an investment bank. When issued by an operating company, a convertible security tends to be senior to common stock, but subordinate to other types of fixed- income securities issued by that company. When a convertible security issued by an operating company is ”converted,” the operating company often issues new stock to the holder of the convertible security but, if the parity price of the convertible security is less than the call price, the operating company may pay out cash instead of common stock. If the convertible security is issued by an investment bank, the security is an obligation of and is convertible through the issuing investment bank.

The issuer of a convertible security may be important in determining the security’s true value. This is because the holder of a convertible security will have recourse only to the issuer. In addition, a convertible security may be subject to redemption by the issuer, but only after a specified date and under circumstances established at the time the security is issued.

While the Funds use the same criteria to rate a convertible debt security that they use to rate a more conventional debt security, a convertible preferred stock is treated like a preferred stock for the Fund’s financial reporting, credit rating, and investment limitation purposes. A preferred stock is subordinated to all debt obligations in the event of insolvency, and an issuer’s failure to make a dividend payment is generally not an event of default entitling the preferred shareholder to take action. A preferred stock generally has no maturity date, so that its market value is dependent on the issuer’s business prospects for an indefinite period of time. In addition, distributions from preferred stock are dividends, rather than interest payments, and are usually treated as such for corporate tax purposes.

•	INVESTMENT COMPANIES. Each Fund may invest up to 5% of its total assets in shares of any one investment company, but may not acquire more than 3% of the outstanding voting stock of any one investment company. In the aggregate, the Funds may invest up to 10% of their total assets in securities issued by investment companies. In addition, all funds managed by the investment advisor may not, in the aggregate, acquire more than 10% of the total outstanding voting stock of any one registered closed-end investment company. If the Funds invest in another investment company, they would pay an investment advisory fee in addition to the fee paid to the investment advisor.

•	EXCHANGE TRADED FUNDS. Each Fund may invest in investment companies issuing shares which are traded like traditional equity securities on a national stock exchange or the NASDAQ National Market System. Many exchange traded securities represent ownership in a trust that has been established to accumulate and hold a portfolio of securities that is intended to track the performance of a securities market index. Certain indices tracked by exchange traded funds are highly concentrated in one or a few industries or individual securities, and thus, may have higher price volatility than many broad-based stock indices. With many exchange-traded funds, there is a risk that the overall liquidity of the secondary market for shares of those funds may fluctuate and shares become illiquid. An investment in Exchange Traded Funds by a Fund will involve some duplication of advisory fees and other expenses.

•	REAL ESTATE INVESTMENT TRUSTS (“REITs”). REITs are sometimes described as equity REITs, mortgage REITs and hybrid REITs. An equity REIT invests primarily in the fee ownership or leasehold ownership of land and buildings and derives its income primarily from rental income. An equity REIT may also realize capital gains (or losses) by selling real estate properties in its portfolio that have appreciated (or depreciated) in value. A mortgage REIT invests primarily in mortgages on real estate, which may secure construction, development or long-term loans. A mortgage REIT generally derives its income primarily from interest payments on the credit it has extended. A hybrid REIT combines the characteristics of equity REITs and mortgage REITs, generally by holding both ownership interests and mortgage interests in real estate.

Equity REITs may be further characterized as operating companies or financing companies. To the extent that an equity REIT provides operational and management expertise to the properties held in its portfolio, the REIT generally exercises some degree of control over the number and identity of tenants, the terms of their tenancies, the acquisition, construction, repair and maintenance of properties and other operational issues. A mortgage REIT or an equity REIT that provides financing rather than operational and management expertise to the properties in its portfolio will generally not have control over the operations that are conducted on the real estate in which the REIT has an interest.

An investment in REITs by a Fund may involve some duplication of advisory fees and other expenses.

•	DEBT SECURITIES. Each Fund may invest in debt securities of corporate and governmental issuers. There are no credit quality or maturity limitations on a Fund’s investments in debt securities. The risks inherent in short-, intermediate- and long-term debt securities depend on a variety of factors, including the term of the obligations, the size of a particular offering and the credit quality and rating of the issuer, in addition to general market conditions. In general, the longer the maturity of a debt obligation, the higher its yield and the greater its sensitivity to changes in interest rates. Conversely, the shorter the maturity, the lower the yield but the greater the price stability. A decline in the prevailing levels of interest rates will generally increase the value of the securities held by a Fund, and an increase in rates will generally have the opposite effect.

Yields on debt securities depend on a variety of factors, including the financial condition of the issuer or other obligor thereon or the revenue source from which debt service is payable, the general economic and monetary environment, conditions in the relevant market, the size of a particular issue, maturity of the obligation and the rating of the issue.

Debt obligations rated high and some debt obligations rated medium quality are commonly referred to as “investment-grade” debt obligations. Investment-grade debt obligations are generally believed to have relatively low degrees of credit risk. However, medium-quality debt obligations, while considered investment grade, may have some speculative characteristics, since their issuers’ capacity for repayment may be more vulnerable to adverse economic conditions or changing circumstances than that of higher-rated issuers. The principal value of lower-rated securities generally will fluctuate more widely than higher-quality securities. Lower-quality securities entail a higher degree of risk as to the payment of interest and return of principal. Such securities are also subject to special risks, discussed below. To compensate investors for taking on such increased risk, issuers deemed to be less creditworthy generally must offer their investors higher interest rates than do issuers with better credit ratings.

In conducting its credit research and analysis, the Funds will consider both qualitative and quantitative factors to evaluate the creditworthiness of individual issuers and will rely to a great extent on credit ratings compiled by a number of nationally recognized statistical rating organizations (“NRSROs”).

•	“HIGH-YIELD” RISK (Junk Bonds). The Funds are permitted to invest in non-investment grade debt obligations, sometimes referred to as “junk bonds” (hereinafter referred to as “lower-quality securities”). Lower-quality securities are those securities that are rated lower than investment grade and unrated securities believed by to be of comparable quality. Although these securities generally offer higher yields than investment grade securities with similar maturities, lower-quality securities involve greater risks, including the possibility of default or bankruptcy. In general, they are regarded to be more speculative with respect to the issuer’s capacity to pay interest and repay principal. Other potential risks associated with investing in lower-quality securities include:

Effect of Interest Rates and Economic Changes. The market for lower-quality and comparable unrated securities is relatively new and its growth has paralleled a long economic expansion. As a result, it is not clear how this market would withstand a prolonged recession or economic downturn. Such conditions could severely disrupt the market for, and adversely affect the value of, such securities.

All interest-bearing securities typically experience price appreciation when interest rates decline and price depreciation when interest rates rise. The market values of lower-quality and comparable unrated securities tend to reflect individual issuer developments to a greater extent than do higher rated securities, which react primarily to fluctuations in the general level of interest rates. Lower-quality and comparable unrated securities also tend to be more sensitive to economic conditions than are higher rated securities. As a result, they generally involve more credit risk than securities in the higher-rated categories. During an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of lower-quality and comparable unrated securities may experience financial stress and may not have sufficient revenues to meet their payment obligations. The issuer’s ability to service its debt obligations may also be adversely affected by specific corporate developments, the issuer’s inability to meet specific projected business forecasts or the unavailability of additional financing. The risk of loss due to default by an issuer of the securities is significantly greater than issues of higher-rated securities because such securities are generally unsecured and are often subordinated to their creditors. Further, if the issuer of a lower-quality or comparable unrated security defaulted, a Fund might incur additional expense to seek recovery. Periods of economic uncertainty and changes would also generally result in increased volatility in the market prices of these securities and thus in a Fund’s net asset value.

As previously noted, the value of a lower-quality or comparable unrated security generally will decrease in a rising interest rate market, and a Fund’s net asset value will decline correspondingly. If a Fund experiences unexpected net redemptions in such a market, it may be forced to liquidate a portion of its portfolio securities without regard to their investment merits. Due to the limited liquidity of lower-quality and comparable unrated securities (discussed below), a Fund may be forced to liquidate these securities at a substantial discount. Any such liquidation could force a Fund to sell the more liquid portion of its portfolio.

Credit Risk. Credit ratings issued by credit rating agencies are designed to evaluate the safety of principal and interest payments of rated securities. They do not, however, evaluate the market value risk of lower-quality securities, and therefore may not fully reflect the true risks of an investment. In addition, credit rating agencies may or may not make timely changes in a rating to reflect changes in the economy or in the condition of the issuer that affect the market value of the security. Consequently, credit ratings, including, for example, those published by Standard & Poor’s Ratings Service (“S&P”), Moody’s Investors Service and Fitch Ratings, are used only as a preliminary indicator of investment quality. Investments in lower-quality and comparable unrated obligations will be more dependent on the Advisors’ credit analysis than would be the case with investments in investment-grade debt obligations.

Legal Risk. Securities in which a Fund may invest are subject to the provisions of bankruptcy, insolvency, reorganization and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Code, and laws, if any, which may be enacted by Congress, state legislatures or other governmental agencies extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations within constitutional limitations. There is also the possibility that, as a result of litigation or other conditions, the power or ability of issuers to make principal and interest payments on their debt securities may be materially impaired. From time to time, legislation designed to limit the use of certain lower-quality and comparable unrated securities by certain issuers may be adopted. It is anticipated that if legislation is enacted or proposed, it could have a material effect on the value of these securities and the existence of a secondary trading market for such securities.

Liquidity Risk. Each Fund may have difficulty disposing of certain lower quality and comparable unrated securities because there may be a thin trading market for such securities. Because not all dealers maintain markets in all lower-quality and comparable unrated securities, there is no established retail secondary market for many of these securities. The Funds anticipate that such securities could be sold only to a limited number of dealers or institutional investors. To the extent a secondary trading market does exist, it generally is not as liquid as the secondary market for higher-rated securities. The lack of a liquid secondary market may have an adverse impact on the market price of the security and disposition of the security may involve time-consuming negotiation and legal expense. As a result, a Fund’s net asset value and ability to dispose of particular securities when necessary to meet the Fund’s liquidity needs, or in response to a specific economic event, may be affected.

•	U.S. GOVERNMENT OBLIGATIONS. Each Fund may invest in securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities. These securities include a variety of Treasury securities, which differ in their interest rates, maturities and times of issuance. Treasury Bills generally have maturities of one year or less; Treasury Notes generally have maturities of one to ten years; and Treasury Bonds generally have maturities of greater than ten years. Some obligations issued or guaranteed by U.S. Government agencies and instrumentalities, such as Government National Mortgage Association pass-through certificates, are supported by the full faith and credit of the U.S. Treasury; other obligations, such as those of the Federal Home Loan Banks, are secured by the right of the issuer to borrow from the Treasury; other obligations, such as those issued by the Federal National Mortgage Association, are supported by the discretionary authority of the U.S. Government to purchase certain obligations of the agency or instrumentality; and other obligations, such as those issued by the Student Loan Marketing Association, are supported only by the credit of the instrumentality itself. Although the U.S. Government provides financial support to such U.S. Government-sponsored agencies or instrumentalities, no assurance can be given that it will always do so, since it is not so obligated by law. On September 7, 2008, the U.S. Treasury Department and the Federal Housing Finance Authority (the “FHFA”) announced that Fannie Mae and Freddie Mac had been placed into conservatorship, a statutory process designed to stabilize a troubled institution with the objective of returning the entity to normal business operations. The U.S. Treasury Department and the FHFA at the same time established a secured lending facility and a Secured Stock Purchase Agreement with both Fannie Mae and Freddie Mac to ensure that each entity had the ability to fulfill its financial obligations. The FHFA announced that it does not anticipate any disruption in pattern of payments or ongoing business operations of Fannie Mae or Freddie Mac.

•	FLOATING AND VARIABLE RATE SECURITIES. Each Fund may invest in securities which offer a variable or floating rate of interest. Floating rate securities generally provide for automatic adjustment of the interest rate whenever some specified interest rate index changes. Variable rate securities, on the other hand, provide for automatic establishment of a new interest rate at fixed intervals. Interest rates on floating and variable rate securities are based on a designated rate or a specified percentage thereof, such as a bank’s prime rate.

Floating or variable rate securities typically include a demand feature entitling the holder to demand payment of the obligation on short notice at par plus accrued interest. Some securities which do not have floating or variable interest rates may be accompanied by puts producing similar results and price characteristics. The issuer of these securities normally has a corresponding right, after a given period, to prepay in its discretion the outstanding principal amount of the note plus accrued interest upon a specified number of days’ notice to the noteholders. When considering the maturity of any instrument which may be sold or put to the issuer or a third party, the Funds may consider the instrument’s maturity to be shorter than its stated maturity.

•	OPTIONS. Each Fund may invest in put and call options for which a Fund pays a premium (cost of option), and a Fund may buy or sell from a long position such options, exercise such options, or permit such options to expire, in each case, when and to the extent deemed advisable by the Advisor there are two basic types of options: “puts” and “calls.” A call option on a security gives the purchaser of the option the right to buy, and the writer the obligation to sell, the underlying asset at the exercise price during the option period. Alternatively, a put option on a security gives the purchaser the right to sell, and the writer the obligation to buy, the underlying asset at the exercise price during the option period. Purchased options have defined risk, that is, the premium paid for the option, regardless of how much the affording an opportunity for gain corresponding to the increase or decrease in the value of the optioned asset. In general, a purchased put increases in value as the price of the underlying security falls and a purchased call increases in value as the value of the underlying security rises. The Funds will not engage in the writing of call or put options.

In addition to options on individual securities, a Fund may buy or sell from a long position options on securities indices. In general, options on indices of securities are similar to option on individual securities except that delivery requirements are different. For example, a put option on an index of securities does not give the holder the right to make actual delivery of a basket of securities but instead gives the holder the right to receive an amount of cash upon exercise of the option if the value of the underlying index has fallen below the exercise price. The amount of cash received will be equal to the difference between the closing price of the index and the exercise price of the option expressed in dollars times a specified multiple. As with option on equity securities or futures contracts, a Fund may offset its position in index options prior to expiration by entering into a closing transaction on an exchange or it may let the option expire unexercised.

Each Fund may engage in both hedging and non-hedging strategies. Although effective hedging can generally capture the bulk of a desired risk adjustment, no hedge is completely effective. A Fund’s ability to hedge effectively through transactions in options depends on the degree to which price movements in its holdings correlate with price movements of the options.

•	SHORT SALES. Each Fund may engage in short sale transactions in securities listed on one or more worldwide securities exchanges, particularly the United States, when and to the extent deemed advisable by the Advisor. A Fund may only make short sales “against the box”, i.e., sales made when a Fund owns securities identical to those sold short. A short sale is a transaction in which a Fund sells a security it does not own by borrowing it from a broker, and consequently becomes obligated to replace that security. A short sale against the box is a short sale where a Fund owns the security sold short or has an immediate and unconditional right to acquire that security without additional cash consideration upon conversion, exercise or exchange of options with respect to securities held in its portfolio. The effect of selling a security short against the box is to insulate that security against any future gain or loss.

•	ILLIQUID SECURITIES. Each Fund may invest up to 15% of its net assets in illiquid securities. The term “illiquid securities” for this purpose means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which a Fund has valued the securities. The price quoted for illiquid securities shall be the fair market value determined by a method approved by the Trustees. Due to the nature of illiquid securities, the actual price received for the securities when sold may be substantially less than the quoted price when the decision to sell the securities was made.

•	TEMPORARY DEFENSIVE POSITION. Each Fund may hold up to 100% of its assets in cash or high quality debt securities for temporary defensive purposes. A Fund will adopt a temporary defensive position when, in the opinion of the Advisor, such a position is more likely to provide protection against adverse market conditions than adherence to a Fund’s other investment policies. The types of high-quality instruments in which a Fund may invest for such purposes include money market mutual funds, money market securities (such as repurchase agreements) and securities issued or guaranteed by the United States Government or its agencies or instrumentalities, certificates of deposit, time deposits, and banker’ acceptances of certain qualified financial institutions and corporate commercial paper, which at the time of purchase are rated at least within the “A” major rating category by S&P or the “Prime” major rating category by Moody’s Investor’s Service, Inc. (“Moody’s”), or, if not rated, issued by companies having an outstanding long-term unsecured debt issued rated at least “A” category by S&P or Moody’s.

•	SHORT TERM TRADING. Each Fund may engage in short term trading of securities and reserves full freedom with respect to portfolio turnover. In period where there are rapid changes in economic conditions and security price levels or when reinvestment strategy changes significantly, portfolio turnover may be higher than during times of economic and market price stability or when investment strategy remains relatively constant. A higher portfolio turnover rate may involve greater transaction costs, relative to other funds in general, and may have tax and other consequences.

•	LEVERAGE. Each Fund may borrow money from a bank not to exceed 33 1/3% of total assets (including the proceeds of any such borrowing). However, such borrowing is permitted only in extraordinary circumstances such as to raise cash to fund redemptions. Leverage involves the borrowing of money to purchase securities. The use of borrowed money will incur interest charges and may have an adverse impact on a Fund’s performance. Although a Fund will only use leverage for extraordinary or emergency purposes, the use of leverage may increase the overall riskiness of a Fund’s portfolio. Typically, use of leverage will cause a Fund’s assets to increase more when portfolio assets increase in value and decrease more when portfolio assets decrease in value than if a Fund did not use leverage. Additionally, if securities values fall, a Fund may have to liquidate securities at a loss to pay off any borrowings.

Investment Restrictions

Queens Road Value and Queens Road Small Cap have adopted certain investment restrictions. These restrictions are classified as either fundamental or non-fundamental. Fundamental restrictions may not be changed without the affirmative vote of a majority of outstanding voting securities of the applicable fund. Non-Fundamental restrictions may be changed without a shareholder vote. However, with regard to the non-fundamental policy of investing at least 80% of assets in the equity securities of small cap companies, Queens Road Small Cap will not change this policy without providing shareholders at least 60 days prior written notice.

For more information, see “Investment Objective and Principal Investment Strategies” and “Risk Factors” in the Funds’ prospectus.

Fundamental Restrictions

The fundamental investment restrictions with respect to each Fund are set forth below. Under these restrictions, each Fund may not:

(1) issue senior securities as defined in the 1940 Act, except as permitted by that Act and the rules, regulations or pronouncements thereunder or as permitted by the Securities and Exchange Commission (the creation of general liens or security interests under industry practices for transactions in portfolio assets are not deemed to involve the issuance of senior securities);

(2) underwrite or participate in the marketing of securities of other issuers, except (a) the Fund may, acting alone or in syndicates or groups, purchase or otherwise acquire securities of other issuers for investment, either from the issuers or from persons in a control relationship with the issuers or from underwriters of such securities; and (b) to the extent that, in connection with the disposition of the Fund’s securities, the Fund may be a selling shareholder in an offering or deemed to be an underwriter under certain federal securities laws;

(3) make direct investments in real estate unless acquired as a result of ownership of securities or other instruments, although the Fund may purchase and sell other interests in real estate including securities which are secured by real estate, or securities of companies which make real estate loans or own, or invest or deal in, real estate;

(4) invest in physical commodities or physical commodity contracts, except that investments in essentially financial items or arrangements such as, but not limited to, swap arrangements, hybrids, currencies, currency and other forward contracts, delayed delivery and when-issued contracts, futures contracts and options on futures contracts on securities, securities indices, interest rates and currencies shall not be deemed investments in commodities or commodities contracts;

(5) lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties, but this restriction does not apply to purchases of debt securities or repurchase agreements.

(6) invest 25% or more of the value of its total assets in any one industry, as determined by standard industry classification codes. However, the Funds are not obligated to sell excess securities when securities of a given industry come to constitute 25% or more of the value of a Fund’s total assets by reason of changes in value of either the concentrated securities or other securities, and

(7) borrow money, including reverse repurchase agreements in so far as such agreements may be regarded as borrowings, except for borrowings from a bank and not in an amount in excess of 33 1/3% of the value of its total assets (including the proceeds of any such borrowings). A Fund will not make investments in securities when the outstanding borrowing exceeds 5% of the Fund’s total assets.

Non-Fundamental Restrictions

The following investment restrictions are non-fundamental and may be changed with respect to each Fund without shareholder approval. Under these restrictions, each Fund may not:

(1) purchase any security or enter into a repurchase agreement if as a result more than 15% of its net assets would be invested in securities that are illiquid (including repurchase agreements not entitling the holder to payment of principal and interest within seven days);

(2) engage in transactions in options except in connection with options on securities, securities indices, currencies and interest rates, and options on futures of securities, securities indices, currencies and interest rates;

(3) purchase securities on margin or make short sales of securities or maintain a short position except for short sales “against the box” (for the purpose of this restriction, escrow or custodian receipts or letters, margin or safekeeping accounts, or similar arrangements used in the industry in connection with the trading of futures, options and forward commitments are not deemed to involve the use of margin); and

(4) purchase a security issued by another investment company, except to the extent permitted under the 1940 Act or any exemptive order from the SEC.

(5) invest 10% or more of the value of its total assets in options. However, a Fund is not obligated to sell options when options come to constitute 10% or more of the value of the Fund’s total assets by reason of changes in value of either options or other securities.

(6) with regard to Fundamental Restriction 7 above - Such borrowing will only be made from a bank and for extraordinary or emergency purposes, such as permitting redemption requests to be honored.

Excluding the Funds’ restrictions regarding borrowing (Fundamental Restriction 7 above) and illiquid securities (Non-fundamental Restriction 1 above), any investment restriction or limitation which involves a maximum percentage of securities or assets shall not be considered to be violated unless an excess over the percentage occurs immediately after an acquisition of securities and such excess results therefrom. If events subsequent to a transaction result in a Fund exceeding the percentage limitation on illiquid securities, the advisor will reduce the percentage of held in illiquid securities as soon as practical until the Fund is in compliance with that percentage limitation. If events subsequent to a transaction result in a Fund exceeding the percentage limitation on borrowings, the investment manager will reduce the percentage of borrowings within 3 days (not including Sundays or holidays or such longer period as the Commission may prescribe by rules and regulations) until the Fund is in compliance with that percentage limitation.

Disclosure of Portfolio Holdings

It is the policy of the Advisor to provide portfolio holdings in two ways:

Regulatory Filings – The Funds will file with the SEC Semi-Annual and Annual Reports which contain a schedule of portfolio investments. Additionally each Fund files its complete schedule of portfolio investments with the SEC for the first and third quarters of each fiscal year on Form N-Q. These forms are available on the SEC’s website at http://www.sec.gov and they may be reviewed and copied at the SEC’s Public Reference Room in Washington DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Additionally, you may request a Semi-Annual Report, Annual Report or Form N-Q by calling the Funds at 1-800-595-3088.

Ratings and Ranking Organizations – The Advisor has authorized the Fund Accountant to distribute each month a schedule of portfolio investments of each Fund to certain reputable Ratings and Ranking Organizations. The schedules are transmitted electronically after the market close as of the last business day of the month.

The Funds’ Portfolio Disclosure Holdings Policy has been authorized by the Board of Trustees and may not be changed without the prior approval of the Board of Trustees. No compensation or other consideration is received by the Funds, the Advisor, any Service Provider or their Affiliates for the disclosure of portfolio holdings. The Board believes the Funds' disclosure policy is in shareholder best interests as it provides adequate disclosure of portfolio holdings while limiting any apparent conflicts of interest. If any potential conflicts of interest arise regarding the Funds’ disclosure policy, the executive officers of the Advisor will disclose such conflict at the next scheduled Trustee meeting.

Management of the Funds

Trustees and Officers

Under state law, the duties of the Trustees are generally characterized as a duty of loyalty and a duty of care. The duty of loyalty requires a Trustee to exercise his or her powers in the interest of the Trust and not the Trustee’s own interest or the interest of another person or organization. A Trustee satisfies his or her duty of care by acting in good faith with the care of an ordinarily prudent person and in a manner the Trustee reasonably believes to be in the best interest of the Trust and its beneficiaries, which include the shareholders of the Funds. The Trustees have authority to issue an unlimited number of shares of beneficial interest of separate series, $0.001 par value per share. The Trustees also have the authority, without the necessity of a shareholder vote, to create any number of new series or classes of shares or to commence the public offering of share of any previously established series or classes. Each share of a Fund has equal dividend, redemption and liquidation rights, and when issued, is fully paid and non assessable by the Fund.

The following table provides biographical information with respect to each current Trustee and officer of the Trust.

Interested Trustees
Name, Address[1] and Age	Position(s) with Fund	Term of Office and Length of Time Served	Principal Occupations During Past Five Years	Number of Portfolios in Fund Complex Overseen By Trustee	Other Directorships Held By Trustee During Past Five Years
Steve Scruggs, 50[2]	CCO, Trustee, President, Secretary	Unlimited; Since Inception	Bragg Financial Advisors, Portfolio Manager/CCO (2000- present)	Two	None
Benton Bragg, 51[2]	Trustee, Chairman, Treasurer	Unlimited; Since Inception	Bragg Financial Advisors, President, CEO (1996-present)	Two	None

Independent Trustees

Philip Blount, 65	Trustee	Unlimited; Since Inception	Icons, Inc., President (2001-present) Marketing Merchandise	Two	None
Christopher Brady, 49	Trustee	Unlimited; Since Inception	Private Investor (2017 to present); Brady Distributing, Vice President (1995-2009, 2012-2017) Machinery Distribution; Resort Capital Partners, Vice President (2009-2012) Hospitality Financial Advisory	Two	None
Harold Smith, 54	Trustee	Unlimited; Since Inception	Raftelis Financial, Vice President (1996 – present) Public Finance Consulting	Two	None
Timothy Ignasher, 58	Trustee	Unlimited; Since Inception	New Dominion Bank, President (2017-present); NewBridge Bank, Exec. Vice President And Head of Commercial Banking (2012-2017); Citizens South Bank, Exec. Vice President (2008 – 2012)	Two	None

1	All Trustees may be reached by mail, care of the Funds, at: Queens Road Mutual Funds 1031 South Caldwell Street, Suite 200 Charlotte, NC 28203

2	Steve Scruggs and Benton Bragg are Interested Trustees of the Funds (as that term is defined in Section 2(a)(19) of the 1940 Act) by reason of their affiliation with the Funds’ advisor, Bragg Financial Advisors, Inc. and their affiliation as registered principals with the Funds’ underwriter, Queens Road Securities, LLC. Benton Bragg and Steve Scruggs are brothers-in-law.

Standing Committees

The Audit Committee is a standing committee consisting of independent trustees who communicate directly with the Funds' independent auditor discussing financial and control issues relating to the Funds. The Audit Committee consists of Philip Blount, Christopher Brady, Harold Smith and Timothy Ignasher, all of whom are unaffiliated Trustees. The Audit Committee does not have a designated financial expert.

During the fiscal year June 1, 2018 to May 31, 2019, the Audit Committee met three times.

The Nominating Committee is a standing committee consisting of independent directors whose role is to identify and nominate potential Trustees of the Funds. The Nominating Committee accepts nomination requests from shareholders. All shareholder nominations must be submitted in writing to the Nominating Committee at 1031 South Caldwell Street, Suite 200, Charlotte, NC 28203. During fiscal year June 1, 2018 to May 31, 2019 the Nominating Committee did not meet.

The Trustees play an active role in overseeing risk management for the Funds. The Trustees delegate the day-to-day risk management of the Funds to various groups, including portfolio review, investment management, risk management, compliance, legal, fund accounting, and fund financial services. These groups provide the Trustees with regular reports regarding investment, valuation, liquidity, and compliance, as well as the risks associated with each. Additionally, the Funds’ Audit Committee also oversees risk management for the funds through interactions with the Funds’ external auditors. The Chairman of the Audit Committee reports at least annually to the entire board.

Each Trustee brings a wealth of executive leadership experience derived from their service as executives in their various professional fields. In determining whether an individual is qualified to serve as a trustee of the Funds, the Board considers a wide variety of information about the trustee. Each Trustee is determined to have the experience, skills, ethics and attributes necessary to serve the funds and their shareholders because each trustee demonstrates the ability to consider complex business and financial matters, evaluate the relative importance and priority of issues, make decisions, and contribute effectively to the deliberations of the board. The Board considers the individual experience of each Trustee and determines that the Trustee’s professional experience, education, and background. The business acumen, experience, and objective thinking of the Trustees are considered valuable assets of the Funds’ shareholders. Some of the specific experience of each Board member that factor into this determination are presented below.

Benton Bragg - President of Bragg Financial Advisors, Inc. Registered Principal of Queens Road Securities, LLC. Benton has over 25 years of experience in the Financial Services industry. He holds a B.A. and MBA from Wake Forest University. He is a Chartered Financial Analyst and a Certified Financial Planner.

•	Davidson College Presbyterian Church - Member of Personnel Committee 2008-2012

•	CPCC - CPCC Board of Trustees 2012-present

•	Boy Scouts of America - Eagle Scout, Executive Board Member Mecklenburg Council, Vice President of Administration 2007, Vice President of Finance 2008-2009, Former Member of Executive Committee, and Member of Endowment Committee

•	Member of Charlotte Rotary

•	CFA Institute Member

•	Member of NC Society of Financial Analysts

•	Wake Forest University MBA Family Business Center - Member and member of steering committee

Steve Scruggs- Portfolio Manager, Bragg Financial Advisors, Inc. Registered Principal of Queens Road Securities. Steve has over 20 years of experience in the Financial Services industry. He holds a B.A. from North Carolina State University and an MBA from Wake Forest University. He is a Chartered Financial Analyst.

•	CFA Institute Member

•	Member of the NC Society of Financial Analysts

•	Member of the National Society of Compliance Professionals

•	Wake Forest Graduate School of Business Applied Securities Analysis Board of Visitors

Philip Blount – Independent Trustee. Over 36 years of business experience in the area of strategic marketing. Founder and President of Icons, Inc. Former President of Fletcher-Barnhardt and White. Session Member, Trinity Presbyterian Church. BA. North Carolina State University.

Timothy Ignasher – Independent Trustee. Over 29 years of banking experience. Senior Vice President Citizens South Bank. Former Chief Operating Officer, Paragon Commercial Bank and Chief Credit Officer, The Scottish Bank. Board Member of Kinder-Mourn and Phillips Academy. B.A University of Houston.

Christopher Brady – Independent Trustee. Over 21 years of business experience. Former Vice President, Resort Capital Partners. Vice President, Brady Distributing. B.A. The University of North Carolina – Chapel Hill, Phi Beta Kappa.

Harold Smith- Independent Trustee. Over 26 years of experience in Public Utilities Financial Consulting. Vice President Raftelis Financial. Licensed Professional Geologist. Member of the American Water Works Association and Chairman of the Competitive Practices Committee. Mr. Smith has managed numerous projects for public utilities including cost of service and rate studies; utility valuation studies; privatization feasibility analyses and procurements; impact fee studies; bond feasibility studies; regionalization studies; water and wastewater master planning studies; economic feasibility studies and long-term financial planning studies. Mr. Smith is widely regarded as an industry expert in privatization and procurement. B.S. The University of the South. M.B.A. Wake Forest University.

Ownership of Equity Securities As of 12/31/2018
Trustee	I – Interested U – Unaffiliated	Ownership in Queens Road Value	Ownership in Queens Road Small Cap	Ownership in Fund Complex
Benton Bragg	I	D	D	D
Steven Scruggs	I	C	D	D
Philip Blount	U	D	D	D
Timothy Ignasher	U	B	B	B
Christopher Brady	U	D	D	D
Harold Smith	U	A	D	D
Ownership Code

A-$0 to $10,000

B-$10,001 to $50,000
C-$50,001 to $100,000

D-Greater than $100,000

Compensation

Currently, no officer or employee of the Advisor receives any compensation from the Trust (for serving as an officer, employee, or Trustee of the Trust), and it is not anticipated that any compensation will be given to such officers or Trustees in the future. Each Trustee who is not an officer, director or employee of the Advisor or any affiliate is entitled to receive from the Advisor a fee of $500 per Fund for each Board or Shareholders' meeting attended.

(1)	(2)(a)	(2)(b)	(3)	(5)
Name of Person, Position	Aggregate Compensation from Queens Road Value	Aggregate Compensation from Queens Road Small Cap	Pension or Retirement Benefits Accrued as Part of Funds Expenses	Total Compensation from Funds and Fund Complex to Trustees
Harold Smith, Trustee	$1,500	$1,500	$0	$3,000
Christopher Brady, Trustee	$2,000	$2,000	$0	$4,000
Philip Blount, Trustee	$2,000	$2,000	$0	$4,000
Timothy Ignasher, Trustee	$2,000	$2,000	$0	$4,000

The amounts shown above represent Trustee compensation earned for the fiscal year from June 1, 2018 through May 31, 2019. The amount shown was paid by the Advisor on behalf of the Funds in accordance with the Advisory Agreement.

The Trust does not have any retirement or pension plan for its Trustees or officers.

No Independent Trustee of the Trust owns, directly or indirectly, any interest in the Advisor or Principal Underwriter.

Control Persons and Principal Holders of Securities

A shareholder who beneficially owns, directly or indirectly, more than 25% of a Fund's shares may be deemed a “control person” (as defined in the 1940 Act) of the Fund. As of September 1, 2019, the shareholders indicated below own of record more than 25% of a Fund’s shares.

A shareholder who owns of record or is known by a Fund to own beneficially 5% or more of any Class of the Fund’s outstanding shares is considered to be a Principal Holder.

Principal Holders (As of September 1, 2019)	Address	Ownership % in Queens Road Value	Ownership % in Queens Road Small Cap
Pershing, LLC*	P.O. Box 2052, Jersey City, NJ 07303-2052	93.95%**	45.54%**
Charles Schwab and Co., Inc.*	101 Montgomery Street, San Francisco, CA 94104	N/A	35.39%**
National Financial Services LLC*	200 Liberty Street, One World Financial Center New York, NY 10281	2.51%	13.22%

*	For the benefit of its customers.
**	May be deemed to control the Fund.

Management Ownership

As of September 1, 2019, the officers and Board of Trustees of the Funds collectively owned 1.72% of the outstanding shares of the Queens Road Value and 1.70% of the outstanding shares of the Queens Road Small Cap Funds.

Name of Owner	Ownership % in Queens Road Value	Ownership % in Queens Road Small Cap
Tim Ignasher	0.06%	0.01%
Benton Bragg	0.85%	0.91%
Philip Blount	0.28%	0.15%
Christopher Brady	0.26%	0.18%
Steve Scruggs	0.27%	0.30%
Harold Smith	0.00%	0.15%

Investment Advisory and Other Services

Investment Advisor

The Funds’ advisor, Bragg Financial Advisors, Inc., is registered with the SEC as an investment advisor under the Investment Advisors Act of 1940. The Advisor has not been sponsored, recommended or approved, nor have its abilities or qualifications been passed upon, by the SEC or any other governmental agency.

The Advisor acts as investment advisor to the Funds pursuant to an Investment Advisory Agreement dated January 1, 2018 (the “Advisory Agreement”). This Advisory Agreement continues in effect for two years after its initial effectiveness and will continue from year to year as long as it is approved at least annually by both (i) a vote of the majority of the Trustees or a majority of the outstanding voting securities of the Funds (as defined by the 1940 Act), and (ii) a vote of the majority of the Trustees who are not parties to the Advisory Agreement or “interested persons” of any party thereto, cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement may be terminated by either party provided the terminating party provides 60 days’ written notice. The Advisory Agreement cannot be assigned, and automatically terminates in the event of assignment. A transaction that does not result in a change of actual control or management of an advisor is not deemed an assignment, as provided by the 1940 Act.

Subject to the supervision and direction of the Board of Trustees, the Advisor manages each Fund’s portfolio in accordance with the stated policies of the Fund. The Advisor makes investment decisions for the Funds and places the purchase and sale orders for portfolio transactions. In addition, the Advisor furnishes office facilities and clerical and administrative services and subject to the direction of the Board of Trustees, is responsible for the overall management of the business affairs of the Funds, including the provision of personnel for record keeping, the preparation of governmental reports and responding to shareholder communications.

Each Fund, the Advisor, and the Distributor have adopted a Code of Ethics pursuant to the requirements of the 1940 Act. Under the Code of Ethics, personnel are allowed to engage in personal securities transactions only in accordance with certain conditions relating to such person’s position, the identity of the security, the timing of the transaction, and other similar factors. Transactions in securities held by the Funds are permitted, subject to compliance with the Code of Ethics.

Affiliates of the Advisor who are affiliates of the Funds.

Name	Position with Fund	Position with Advisor
Benton Bragg	Chairman, Treasurer	President, CEO
Steve Scruggs	President, Secretary	Portfolio Manager/CCO

Management Fee

As described in the Prospectus, each Fund pays the Advisor a management fee based on the net assets of the Fund. The following table illustrates the fee structure. The fees are expressed as a percentage of the Fund’s average net assets.

Net Assets	Queens Road Value Management Fee	Queens Road Small Cap Management Fee
$0 -$250,000,000	0.95%	1.18%
$250,000,001 - $500,000,000	0.85%	1.18%
Greater than $500,000,000	0.80%	1.15%

Queens Road Value paid advisory fees of $389,106, $421,253 and $402,959 for the fiscal years ended May 31, 2017, 2018 and 2019, respectively. The Queens Road Small Cap Fund paid advisory fees of $1,911,651, $1,684,610 and $1,525,508 for the fiscal years ended May 31, 2017, 2018 and 2019, respectively.

Portfolio Manager

Compensation:

Base Salary. The Portfolio Manager is paid a base salary. In setting the base salary, the Advisor seeks to be competitive in light of the Portfolio Manager’s experience and responsibilities.

Performance Bonus. The Portfolio Manager is paid a discretionary performance bonus based on the performance of the firm. The amount, nature and timing of the performance bonus are made at the discretion of the owners of the Advisor. The owners of the Advisor include Benton Bragg and Steven Scruggs.

Additionally, the Portfolio Manager may receive distributions of the Advisor’s profits to the extent that the Portfolio Manager is a shareholder of the Advisor. Steven H. Scruggs is a Portfolio Manager and shareholder of the Advisor.

Other Accounts Managed

As described in the Prospectus, the Portfolio Manager listed below is responsible for the management of the Funds and, as of May 31, 2019, the other accounts set forth in the following table:

Name of Portfolio Manager	Type of Account	Number of Accounts Managed	Total Assets Managed	Number of Accounts Managed for which Advisory Fee is Performance-Based	Value of Managed Accounts for which Advisory Fee is Performance-Based
Steven Scruggs	Registered investment companies	-	$ -	None	$ -
	Private pooled investment vehicles	-	-	None	-
	Other accounts*	**	**	None	-

*	Other accounts include separate accounts and high net worth individual accounts.

**	Mr. Scruggs, as Director of Research and Investment Committee Member, has oversight over all research activities; however, he assumes no day to day management of any accounts classified as “Other Accounts.”

Potential Conflicts of Interest

The fact that the Portfolio Manager has day-to-day management responsibility for more than one client account may create actual, potential or only apparent conflicts of interest. For example, the Portfolio Manager may have an opportunity to purchase securities of limited availability. In this circumstance, the Portfolio Manager is expected to review each account’s investment guidelines, restrictions, tax considerations, cash balances, liquidity needs and other factors to determine the suitability of the investment for each account and to ensure that his or her managed accounts are treated equitably. The Portfolio Manager may also decide to purchase or sell the same security for multiple managed accounts at approximately the same time. The Portfolio Manager may allocate securities in a manner other than pro-rata if it determines that the allocation is fair and equitable under the circumstances and does not discriminate against any account.

Finally, conflicts of interest may arise when the Portfolio Manager personally buys, holds or sells securities held or to be purchased or sold for a Fund or other client account or personally buys, holds or sells the shares of one or more of the Funds. To address this, the Funds have adopted a written Code of Ethics designed to prevent and detect personal trading activities that may interfere or conflict with client interests (including Fund shareholders’ interests). A copy of the Code of Ethics is available free of charge by calling toll free 1-800-595-3088.

The Funds have adopted certain compliance procedures which are designed to address the above-described types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

Other Expenses

Each Fund pays its own (1) brokerage fees and commissions; (2) taxes and governmental fees; (3) interest; (4) fee and expenses of underlying funds; and (5) extraordinary and non-recurring expenses.

Pursuant to the Advisory Agreement, the Advisor, on behalf of each Fund, will pay the following: (1) fees of the Independent Trustees; (2) expenses of registration of the Trust and of the shares of the Fund with the SEC and various states; (3) charges of the custodian, dividend and transfer agent; (4) outside auditing and legal expenses; (5) liability insurance premiums on property or personnel (including officers and trustees) (6) maintenance of business trust existence; (7) costs of preparing, printing and mailing registration statements, prospectuses, periodic reports and other documents furnished to shareholders and regulatory authorities; (8) portfolio pricing services; and (9) Fund shareholder meetings.

Principal Underwriter

Queens Road Securities, LLC (“QRS”) acts as the principal underwriter in the continuous public offering of the Funds’ shares. QRS is located at 1031 South Caldwell Street, Suite 200, Charlotte NC 28203 and is an affiliate of Bragg Financial Advisors, Inc., the Funds’ Advisor. Certain owners of Bragg Financial Advisors, Benton Bragg, John Bragg, Phillips Bragg, Steve Scruggs, and Katie Scruggs, own in the aggregate 100% of QRS. QRS is not obligated to sell any amount of shares.

From inception June 13, 2002 to May 31, 2019, Queens Road Securities, LLC received no compensation relating to the underwriting agreement.

Other Service Providers

Administrator and Fund Accountant

UMB Fund Services, Inc. (“UMBFS”), 235 West Galena Street, Milwaukee, WI, 53212, has entered into an Administration and Fund Accounting Agreement with the Trust (the “Administration Agreement”). The Administration Agreement became effective on December 1, 2011, was in effect for an initial period of two years from its effective date, and will continue in effect for successive twelve-month periods provided that such continuance is specifically approved at least annually by a majority of the Board of Trustees. The Agreement is terminable by the Board of Trustees or UMBFS on 90 days written notice and may be assigned by either party, provided that the Trust may not assign this agreement without the prior written consent of UMBFS.

Pursuant to the terms of the Administration Agreement, UMBFS provides the Trust with certain administrative services on behalf of each Fund, including, among other responsibilities, coordinating the negotiation of contracts and fees with, and the monitoring of performance of, the Funds’ independent contractors and agents; arranging for the computation of performance data, including net asset value and yield; arranging for the maintenance of books and records of each Fund; compile data for and prepare with respect to the Funds timely notices to the Securities and Exchange Commission required pursuant to Rule 24f-2 under the 1940 Act and Semi-Annual Reports on Form N-CSR; and providing, at their own expense, office facilities, equipment and personnel necessary to carry out their duties. In this capacity, UMBFS does not have any responsibility or authority for the management of either Fund, the determination of investment policy, or for any matter pertaining to the distribution of the shares of either Fund. The Administration Agreement provides that UMBFS shall not be liable for any error of judgment or mistake of law or for any loss suffered by either the Trust or any Fund, except for losses resulting from the willful misfeasance, bad faith or negligence of UMBFS in the performance of its duties or from reckless disregard by it of its obligations and duties under the Administration Agreement.

As compensation for its services, the Advisor pays UMBFS an administration fee payable monthly as a percentage of the Funds’ average daily net assets, subject to certain minimums and out of pocket reimbursements.

Transfer Agent

The Trust, on behalf of each Fund, has also entered into a Transfer Agent Agreement (“Transfer Agent Agreement”) with UMBFS, pursuant to which UMBFS has agreed to act as the Funds’ transfer, redemption and dividend disbursing agent (the “Transfer Agent”). As such, the Transfer Agent maintains the Funds’ official records of shareholders and is responsible for crediting dividends to shareholders’ accounts. In consideration for such services, the Transfer Agent receives from the Advisor on behalf of each Fund an annual fee, paid monthly, computed as a base rate plus a per open account charge. The Trust reserves the right to change its transfer, redemption and dividend distributing agent at any time, subject to the terms of the Transfer Agent Agreement.

Custodian

The Funds’ custodian is US Bank, N.A. (“Custodian”), 425 Walnut Street, Cincinnati, OH, 45202. Each Fund has entered into a Custodian Agreement (“Custodian Agreement”) with the Custodian, pursuant to which the Custodian will hold all securities and cash of the Funds, deliver and receive payment for securities sold, receive and pay for securities purchased, collect income from investments and perform other duties, all as directed by officers of the Fund. The Custodian will not exercise any supervisory function over the purchase and sale of securities or the payment of distributions to shareholders. In consideration of such services, the Advisor on behalf of each Fund pays the Custodian an annual fee which is paid monthly and computed as a percentage of the average daily net assets of the Funds. The Trust reserves the right to change its custodian at any time, subject to the terms of the Custodian Agreement.

Independent Registered Public Accounting Firm

Cohen & Company, Ltd., located at 342 North Water Street, Suite 830 Milwaukee, WI 53202 serves as the Funds’ Independent Registered Public Accounting Firm and audits the financial statements of the Funds. The Funds’ Independent Registered Public Accounting Firm must be approved annually by the Board of Trustees.

Brokerage Allocation and Other Practices

Portfolio Transactions

Decisions to buy and sell securities for the Funds are made by the Advisor. Portfolio security transactions for the Funds are effected by or under the supervision of the Advisor.

Transactions on stock exchanges involve the payment of negotiated brokerage commissions. There is generally no stated commission in the case of securities traded in the over-the-counter markets, but the price of those securities includes an undisclosed commission or markup. The cost of securities purchased from underwriters includes an underwriting commission or concession, and the prices at which securities are purchased from and sold to dealers include a dealer’s markup or markdown.

In executing portfolio transactions and selecting brokers and dealers, it is each Fund’s policy to seek the best overall terms available. In assessing the best overall terms available for any transaction, the Advisor shall consider the factors it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, for the specific transaction and on a continuing basis. In addition, the Advisory Agreement authorizes the Advisor to pay a higher commission than is charged by other broker- dealers if the Advisor determines in good faith that the commission is reasonable in relation to the value of the brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) provided to the Fund.

The Advisor may execute securities transactions through its affiliate, Queens Road Securities, LLC.

The Board of Trustees will periodically review the commissions paid by the Funds to determine if the commissions paid over representative periods of time were reasonable in relation to the benefits inuring to the Funds. It is possible that certain of the services received will primarily benefit one or more other accounts for which investment discretion is exercised. Conversely, the Funds may be the primary beneficiary of services received as a result of portfolio transactions effected for other accounts. The Advisor’s fee under the Advisory Agreement is not reduced by reason of the Advisor’s receiving such brokerage and research services.

Although investment decisions for the Funds are made independently from those of the other accounts managed by the Advisor, investments of the kind made by the Funds may also be made by those other accounts. When a Fund and one or more accounts managed by the Advisor are prepared to invest in, or desire to dispose of, the same security, available investments or opportunities for sales will be allocated in a manner believed by the Advisor to be equitable. In some cases, this procedure may adversely affect the price paid or received by a Fund or the size of the position obtained for or disposed of by a Fund.

When selecting brokers the Funds negotiate with their brokers to ensure that the Funds pay a rate of commission that is competitive with the current market environment as determined by the Advisor.

All trades were in accordance with the 17e-1 procedures of the 1940 Act. The expenses paid by the Funds to execute the portfolio transactions were:

	6/1/2016 – 5/31/2017	6/1/2017 – 5/31/2018	6/1/2018 – 5/31/2019
Queens Road Value	$1,060	$634	$1,080
Queens Road Small Cap	$23,128	$10,110	$12,807

No commissions were paid to any affiliated broker during the last three fiscal years.

Portfolio Turnover

A greater rate of portfolio turnover may be experienced during periods of marketplace volatility which necessitates more active trading. A higher portfolio turnover rate involves greater transaction costs to the Fund and may result in the realization of net capital gains which would be taxable to shareholders when distributed.

	06/01/2018 to 5/31/2019	06/01/2017 to 5/31/2018	06/01/2016 to 05/31/2017	06/01/2015 to 05/31/2016	06/01/2014 to 05/31/2015
Queens Road Value	1%	-%	8%	14%*	4%
Queens Road Small Cap	27%	6%	27%	23%*	2%

*	Increased market volatility during the fiscal year resulted in higher portfolio turnover.

Capital Stock and Other Securities

The Declaration of Trust provides for an unlimited number of authorized shares, which may, without shareholder approval, be divided into an unlimited number of series of such shares. There are presently two series of shares, which are Queens Road Value and Queens Road Small Cap. Each Fund share represents an equal proportionate interest in the Fund with other Fund shares, and is entitled to such dividends and distributions out of each Fund’s income as are declared at the discretion of the Board of Trustees. All consideration received by the Trust for shares of each Fund and all assets in which such consideration is invested will belong to that Fund and will be subject to the liabilities relating thereto.

Shareholders are entitled to one vote per share (and proportional voting for fractional shares, e.g. 2.5 shares cast 2.5 votes) on such matters as shareholders are entitled to vote. The laws of the State of Delaware, under which the Trust is organized, and the Trust’s bylaws provide that a Fund is not required to hold an annual meeting of shareholders unless required to do so under the 1940 Act. Accordingly, the Funds will not hold annual shareholder meetings unless required to do so under the 1940 Act. Shareholders holding two-thirds of a Fund’s voting shares do have the right to call a meeting of shareholders for the purpose of voting to remove one or more Trustees. A Fund will render assistance to shareholders in connection with their efforts to arrange a shareholder meeting as required under Section 16(c) of the 1940 Act.

Upon issuance and sale in accordance with the terms of the Funds’ prospectus, each share will be fully paid and non-assessable. Shares of the Funds have no preemptive, subscription or conversion rights and are redeemable as set forth in the Funds’ prospectus in the section titled “How to Redeem Shares.” The Funds will not issue share certificates evidencing shares. Instead, your account will be credited with the number of shares purchased, relieving you of responsibility for safekeeping of certificates and the need to deliver them upon redemption.

The Declaration of Trust also provides that shareholders shall not be subject to any personal liability for the acts or obligations of either Fund and that every agreement, obligation or instrument entered into or executed by either Fund shall contain a provision to the effect that the shareholders are not personally liable thereunder.

Purchase, Redemption and Pricing of Shares

See “How To Purchase Shares” and “How To Redeem Shares” in the Funds’ prospectus.

Taxation of the Funds

The following discussion is general in nature and should not be regarded as an exhaustive presentation of all possible tax ramifications. All shareholders should consult a qualified tax advisor regarding their investment in the Funds.

Each Fund intends to qualify as regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), which requires compliance with certain requirements concerning the sources of its income, diversification of its assets, and the amount and timing of its distributions to shareholders. Such qualification does not involve supervision of management or investment practices or policies by any government agency or bureau. By so qualifying, a Fund should not be subject to federal income or excise tax on its net investment income or net capital gain, which are distributed to shareholders in accordance with the applicable timing requirements. Net investment income and net capital gain of a Fund will be computed in accordance with Section 852 of the Code.

Net investment income is made up of dividends and interest less expenses. Net capital gain for a fiscal year is computed by taking into account any capital loss carryforward of a Fund. Capital losses incurred in tax years beginning after December 22, 2010 may be carried forward indefinitely and retain the character of the original loss. Under previously enacted laws, capital losses could be carried forward to offset any capital gains only for eight years, and carried forward as short-term capital losses, irrespective of the character of the original loss. Capital loss carry forwards are available to offset future realized capital gains. To the extent that these carry forwards are used to offset future capital gains it is probable that the amount offset will not be distributed to shareholders. The Funds did not have any tax loss carry forwards as of the end of their most recent fiscal year end.

Each Fund intends to distribute all of its net investment income, any excess of net short-term capital gains over net long-term capital losses, and any excess of net long-term capital gains over net short-term capital losses in accordance with the timing requirements imposed by the Code and therefore should not be required to pay any federal income or excise taxes. Distributions of net investment income and net capital gain will be made after the end of each fiscal year, and no later than December 31 of each year. Both types of distributions will be in shares of a Fund unless a shareholder elects to receive cash.

To be treated as a regulated investment company under Subchapter M of the Code, each Fund must also (a) derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, net income from certain publicly traded partnerships and gains from the sale or other disposition of securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to the business of investing in such securities or currencies, and (b) diversify its holdings so that, at the end of each fiscal quarter, (i) at least 50% of the market value of the Fund's assets is represented by cash, U.S. government securities and securities of other regulated investment companies, and other securities (for purposes of this calculation, generally limited in respect of any one issuer, to an amount not greater than 5% of the market value of the Fund's assets and 10% of the outstanding voting securities of such issuer) and (ii) not more than 25% of the value of its assets is invested in the securities of (other than U.S. government securities or the securities of other regulated investment companies) any one issuer, two or more issuers which the Fund controls and which are determined to be engaged in the same or similar trades or businesses, or the securities of certain publicly traded partnerships.

If a Fund fails to qualify as a regulated investment company under Subchapter M in any fiscal year, it will be treated as a corporation for federal income tax purposes. As such, the applicable Fund would be required to pay income taxes on its net investment income and net realized capital gains, if any, at the rates generally applicable to corporations. Shareholders of a Fund generally would not be liable for income tax on the Fund's net investment income or net realized capital gains in their individual capacities. Distributions to shareholders, whether from a Fund's net investment income or net realized capital gains, would be treated as taxable dividends to the extent of current or accumulated earnings and profits of the Fund.

Each Fund is subject to a 4% nondeductible excise tax on certain undistributed amounts of ordinary income and capital gain under a prescribed formula contained in Section 4982 of the Code. The formula requires payment to shareholders during a calendar year of distributions representing at least 98% of the Fund's ordinary income for the calendar year and at least 98.2% of its capital gain net income (i.e., the excess of its capital gains over capital losses) realized during the one-year period ending October 31 during such year plus 100% of any income that was neither distributed nor taxed to the Fund during the preceding calendar year. Under ordinary circumstances, each Fund expects to time its distributions so as to avoid liability for this tax.

The following discussion of tax consequences is for the general information of shareholders that are subject to tax. Shareholders that are IRAs or other qualified retirement plans are exempt from income taxation under the Code.

Distributions of taxable net investment income and the excess of net short-term capital gain over net long-term capital loss are taxable to shareholders as ordinary income.

Distributions of net capital gain (“capital gain dividends”) generally are taxable to shareholders as long-term capital gain, regardless of the length of time the shares of a Fund have been held by such shareholders.

For taxable years beginning after December 31, 2012, certain U.S. shareholders, including individuals and estates and trusts, will be subject to an additional 3.8% Medicare tax on all or a portion of their “net investment income,” which should include dividends from the Funds and net gains from the disposition of shares of the Funds. U.S. shareholders are urged to consult their own tax advisors regarding the implications of the additional Medicare tax resulting from an investment in the Funds.

A redemption of Fund shares by a shareholder will result in the recognition of taxable gain or loss in an amount equal to the difference between the amount realized and the shareholder's tax basis in his or her Fund shares. Such gain or loss is treated as a capital gain or loss if the shares are held as capital assets. However, any loss realized upon the redemption of shares within six months from the date of their purchase will be treated as a long-term capital loss to the extent of any amounts treated as capital gain dividends during such six-month period. All or a portion of any loss realized upon the redemption of shares may be disallowed to the extent shares are purchased (including shares acquired by means of reinvested dividends) within 30 days before or after such redemption.

Distributions of taxable net investment income and net capital gain will be taxable as described above, whether received in additional cash or shares. Shareholders electing to receive distributions in the form of additional shares will have a cost basis for federal income tax purposes in each share so received equal to the net asset value of a share on the reinvestment date.

All distributions of taxable net investment income and net capital gain, whether received in shares or in cash, must be reported by each taxable shareholder on his or her federal income tax return. Dividends or distributions declared in October, November or December as of a record date in such a month, if any, will be deemed to have been received by shareholders on December 31, if paid during January of the following year. Redemptions of shares may result in tax consequences (gain or loss) to the shareholder and are also subject to these reporting requirements.

Under the Code, each Fund will be required to report to the Internal Revenue Service all distributions of taxable income and capital gains as well as gross proceeds from the redemption or exchange of Fund shares, except in the case of certain exempt shareholders. Under the backup withholding provisions of Section 3406 of the Code, distributions of taxable net investment income and net capital gain and proceeds from the redemption or exchange of the shares of a regulated investment company may be subject to withholding of federal income tax in the case of non-exempt shareholders who fail to furnish the investment company with their taxpayer identification numbers and with required certifications regarding their status under the federal income tax law, or if the Fund is notified by the IRS or a broker that withholding is required due to an incorrect TIN or a previous failure to report taxable interest or dividends. If the withholding provisions are applicable, any such distributions and proceeds, whether taken in cash or reinvested in additional shares, will be reduced by the amounts required to be withheld.

Options, Futures, Forward Contracts and Swap Agreements

To the extent such investments are permissible for a Fund, the Fund's transactions in options, futures contracts, hedging transactions, forward contracts, straddles and foreign currencies will be subject to special tax rules (including mark-to-market, constructive sale, straddle, wash sale and short sale rules), the effect of which may be to accelerate income to the Fund, defer losses to the Fund, cause adjustments in the holding periods of the Fund's securities, convert long-term capital gains into short-term capital gains and convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to shareholders.

To the extent such investments are permissible, certain of a Fund's hedging activities (including its transactions, if any, in foreign currencies or foreign currency-denominated instruments) are likely to produce a difference between its book income and its taxable income. If a Fund's book income exceeds its taxable income, the distribution (if any) of such excess book income will be treated as (i) a dividend to the extent of the Fund's remaining earnings and profits (including earnings and profits arising from tax-exempt income), (ii) thereafter, as a return of capital to the extent of the recipient's basis in the shares, and (iii) thereafter, as gain from the sale or exchange of a capital asset. If a Fund's book income is less than taxable income, the Fund could be required to make distributions exceeding book income to qualify as a regular investment company that is accorded special tax treatment.

Passive Foreign Investment Companies

Investment by a Fund in certain “passive foreign investment companies” (“PFICs”) could subject the Fund to a U.S. federal income tax (including interest charges) on distributions received from the company or on proceeds received from the disposition of shares in the company, which tax cannot be eliminated by making distributions to Fund shareholders. However, a Fund may elect to treat a PFIC as a “qualified electing fund” (“QEF election”), in which case the Fund will be required to include its share of the company's income and net capital gains annually, regardless of whether they receive any distribution from the company.

Each Fund also may make an election to mark the gains (and to a limited extent losses) in such holdings “to the market” as though it had sold and repurchased its holdings in those PFICs on the last day of the Fund's taxable year. Such gains and losses are treated as ordinary income and loss. The QEF and mark-to- market elections may accelerate the recognition of income (without the receipt of cash) and increase the amount required to be distributed for a Fund to avoid taxation. Making either of these elections therefore may require a Fund to liquidate other investments (including when it is not advantageous to do so) to meet its distribution requirement, which also may accelerate the recognition of gain and affect the Fund's total return.

Foreign Currency Transactions

Each Fund's transactions in foreign currencies, foreign currency-denominated debt securities and certain foreign currency options, futures contracts and forward contracts (and similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned.

Foreign Taxation

Income received by a Fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Tax treaties and conventions between certain countries and the U.S. may reduce or eliminate such taxes. If more than 50% of the value of a Fund's total assets at the close of its taxable year consists of securities of foreign corporations, the Fund may be able to elect to “pass through” to the Fund's shareholders the amount of eligible foreign income and similar taxes paid by the Fund. If this election is made, a shareholder generally subject to tax will be required to include in gross income (in addition to taxable dividends actually received) his or her pro rata share of the foreign taxes paid by the applicable Fund, and may be entitled either to deduct (as an itemized deduction) his or her pro rata share of foreign taxes in computing his or her taxable income or to use it as a foreign tax credit against his or her U.S. federal income tax liability, subject to certain limitations. In particular, a shareholder must hold his or her shares (without protection from risk of loss) on the ex-dividend date and for at least 15 more days during the 30-day period surrounding the ex-dividend date to be eligible to claim a foreign tax credit with respect to a gain dividend. No deduction for foreign taxes may be claimed by a shareholder who does not itemize deductions. Each shareholder will be notified within 60 days after the close of the applicable Fund's taxable year whether the foreign taxes paid by the Fund will “pass through” for that year.

Generally, a credit for foreign taxes is subject to the limitation that it may not exceed the shareholder's U.S. tax attributable to his or her total foreign source taxable income. For this purpose, if the pass-through election is made, the source of the applicable Fund's income will flow through to shareholders of the Fund. With respect to the Funds, gains from the sale of securities will be treated as derived from U.S. sources and certain currency fluctuation gains, including fluctuation gains from foreign currency-denominated debt securities, receivables and payables will be treated as ordinary income derived from U.S. sources. The limitation on the foreign tax credit is applied separately to foreign source passive income, and to certain other types of income. A shareholder may be unable to claim a credit for the full amount of his or her proportionate share of the foreign taxes paid by a Fund. The foreign tax credit can be used to offset only 90% of the revised alternative minimum tax imposed on corporations and individuals and foreign taxes generally are not deductible in computing alternative minimum taxable income.

Shareholders of a Fund may be subject to state and local taxes on distributions received from the Fund and on redemptions of the Fund's shares.

A brief explanation of the form and character of the distribution accompany each distribution. In January of each year, each Fund issues to each shareholder a statement of the federal income tax status of all distributions.

Other Reporting and Withholding Requirements. Payments to a shareholder that is either a foreign financial institution (“FFI”) or a non-financial foreign entity (“NFFE”) within the meaning of the Foreign Account Tax Compliance Act (“FATCA”) may be subject to a generally nonrefundable 30% withholding tax on: (a) income dividends paid by a Fund after June 30, 2014 and (b) certain capital gain distributions and the proceeds arising from the sale of Fund shares paid by the Fund after December 31, 2016. FATCA withholding tax generally can be avoided: (a) by an FFI, subject to any applicable intergovernmental agreement or other exemption, if it enters into a valid agreement with the IRS to, among other requirements, report required information about certain direct and indirect ownership of foreign financial accounts held by U.S. persons with the FFI and (b) by an NFFE, if it: (i) certifies that it has no substantial U.S. persons as owners or (ii) if it does have such owners, reports information relating to them. A Fund may disclose the information that it receives from its shareholders to the IRS, non-U.S. taxing authorities or other parties as necessary to comply with FATCA. Withholding also may be required if a foreign entity that is a shareholder of a Fund fails to provide the Fund with appropriate certifications or other documentation concerning its status under FATCA.

Shareholders should consult their tax advisors about the application of federal, state and local and foreign tax law in light of their particular situation.

Financial Statements

The financial statements and Independent Registered Public Accounting Firm’s report required to be included in the Statement of Additional Information are hereby incorporated by reference to the Funds’ Annual Report to the shareholders for the period ended May 31, 2019. The Trust will provide the Annual Report without charge upon written request or request by telephone by calling 1-800-595-3088, or on its website at www.queensroadfunds.com.

Quarterly Portfolio Schedule

The Funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov; or may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request a copy in writing directly from the Funds by writing to: Queens Road Funds, 1031 South Caldwell Street, Suite 200, Charlotte, NC 28203.

Proxy Voting Guidelines

The Board of Trustees has adopted proxy voting procedures and guidelines to govern the voting of proxies relating to the Funds’ portfolio securities. The procedures and guidelines delegate to the Advisor the authority to vote proxies relating to portfolio securities and provide guidelines to ensure that proxies are voted in the best interest of the Funds’ shareholders. The Advisor will put the interests of the Funds’ shareholders above all others when voting proxies. If a conflict of interest should arise between the interests of the Advisor and the interests of the Funds’ shareholders, the Advisor will vote the proxies in the shareholders’ best interests. Any such conflict of interest will be reported to the Board of Trustees at the next meeting of the Trustees.

A copy of the proxy voting procedure guidelines for the Funds is available at no charge upon request by calling 1-800-595-3088 or at the Securities and Exchange Commission’s Website, www.sec.gov. Also, a report is available at no charge that details the proxy votes made by each Fund for the previous 12 month period ended June 30. These reports are available by calling 1-800-595-3088 and will also be made available on the Securities and Exchange Commission website, www.sec.gov.

PART C

Other Information

Item 28. Exhibits.

a. Certificate of Trust and Declaration of Trust of Bragg Capital Trust. Incorporated by reference to Post-effective Amendment 1 to registrants registration statement filed June 25, 2002, Edgar Accession number 0001162044-02-000085.

b. By-Laws of Bragg Capital Trust. Incorporated by reference to Post-effective Amendment 1 to registrants registration statement filed June 25, 2002, Edgar Accession number 0001162044-02-000085.

c. Reference is made in Article VII of the Declaration of Trust incorporated by reference to Post-effective Amendment 1 to registrants registration statement filed June 25, 2002, Edgar Accession number 0001162044-02-000085.

d.1 Investment Advisory Agreement between Bragg Financial Advisors, Inc. and Bragg Capital Trust. Incorporated by reference to Post-effective Amendment 1 to registrants registration statement filed June 25, 2002, Edgar Accession number 0001162044-02-000085.

d.2 Amended Investment Advisory Agreement between Bragg Financial Advisors, Inc. and Bragg Capital Incorporated by reference to Post-effective Amendment 29 to registrants registration statement filed September 28, 2018, Edgar Accession number 0001398344-18-014224.

e. Distribution Agreement between Queens Road Securities, LLC and Bragg Capital Trust. Incorporated by reference to Post-effective Amendment 1 to registrants registration statement filed June 25, 2002, Edgar Accession number 0001162044-02-000085.

f. None

g. Custodian Agreement between U.S. Bank, N.A. and Bragg Capital Trust. Incorporated by reference to Post-effective Amendment 1 to registrants registration statement filed June 25, 2002, Edgar Accession number 0001162044-02-000085.

h.1. Administration and Fund Accounting Agreement between UMB Fund Services, Inc. and Bragg Capital Trust. Incorporated by reference to Post-effective Amendment 17 to registrants registration statement filed September 28, 2012, Edgar Accession number 0001398344-12-003122.

h.2. Transfer Agent Agreement between UMB Fund Services, Inc. and Bragg Capital Trust. Incorporated by reference to Post-effective Amendment 17 to registrants registration statement filed September 28, 2012, Edgar Accession number 0001398344-12-003122.

h.3. Retirement Plan Agreement among UMB Bank, N.A., UMB Fund Services, Inc. and Bragg Capital Trust. Incorporated by reference to Post-effective Amendment 17 to registrants registration statement filed September 28, 2012, Edgar Accession number 0001398344-12-003122.

i. (i) Opinion and Consent of Counsel. Incorporated by reference to Post-Effective Amendment No. 17 to registrant's registration statement filed September 28, 2012, Edgar Accession number 0001398344-12-003122.

i. (ii) Consent of Counsel. Filed herewith.

j. Consent of Independent Registered Public Accounting Firm. Filed herewith.

k. None

l. None

m. None

n. None

p. Code of Ethics of Bragg Capital Trust, Bragg Financial Advisors, Inc. and Queens Road Securities, LLC. Incorporated by reference to Post-effective Amendment 1 to Registrant’s registration statement filed June 25, 2002, Edgar Accession number 0001162044-02-000085.

p.2. Code of Ethics of Bragg Capital Trust, Bragg Financial Advisors, Inc. and Queens Road Securities, LLC. Filed herewith.

q. Powers of Attorney. Power of Attorney for the Trust, and a certificate with respect thereto, and each trustee and executive officer. Incorporated by reference to Post-effective Amendment 21 to Registrant’s registration statement filed September 26, 2014, Edgar Accession number 0001398344-14-005015.

Item 29. Persons Controlled by or Under Common Control with Registrant.

None

Item 30. Indemnification.

Article IX, Section 2 of the Declaration of Trust provides that the Registrant shall indemnify any present or former trustee, officer, employee or agent of the Registrant ("Covered Person") to the fullest extent permitted by law against liability and all expenses reasonably incurred or paid by him or her in connection with any claim, action, suit or proceeding ("Action") in which he or she becomes involved as a party or otherwise by virtue of his or her being or having been a Covered Person and against amounts paid or incurred by him or her in settlement thereof. Indemnification will not be provided to a person adjudged by a court or other body to be liable to the Registrant or its shareholders by reason of "willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office" ("Disabling Conduct"), or not to have acted in good faith in the reasonable belief that his or her action was in the best interest of the Registrant. In the event of a settlement, no indemnification may be provided unless there has been a determination that the officer or trustee did not engage in Disabling Conduct (i) by the court or other body approving the settlement; (ii) by at least a majority of those trustees who are neither interested persons, as that term is defined in the Investment Company Act of 1940 ("1940 Act"), of the Registrant ("Independent Trustees"), nor are parties to the matter based upon a review of readily available facts; or (iii) by written opinion of independent legal counsel based upon a review of readily available facts.

Pursuant to Article IX, Section 3 of the Declaration of Trust, if any present or former shareholder of any series ("Series") of the Registrant shall be held personally liable solely by reason of his or her being or having been a shareholder and not because of his or her acts or omissions or for some other reason, the present or former shareholder (or his or her heirs, executors, administrators or other legal representatives or in the case of any entity, its general successor) shall be entitled out of the assets belonging to the applicable Series to be held harmless from and indemnified against all loss and expense arising from such liability. The Registrant, on behalf of the affected Series, shall, upon request by such shareholder, assume the defense of any claim made against such shareholder for any act or obligation of the Series and satisfy any judgment thereon from the assets of the Series.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 ("1933 Act") may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

Section 11 of the Investment Advisory Agreement (Exhibit (d) to the Registration Statement) limits the liability of Bragg Financial Advisors, Inc. to liabilities arising from willful misfeasance, bad faith or gross negligence in the performance of its duties or from reckless disregard by it of its obligations and duties under the Investment Advisory Agreement.

Item 31. Business and Other Connections of Investment Adviser.

See the Prospectus, "Investment Management -- Portfolio Manager" and Statement of Additional Information, "Management of the Fund." Also see the Bragg Financial Advisors, Inc. Form ADV on the SEC website (www.sec.gov) for a detailed description of their other business activities.

Item 32. Principal Underwriters.

(a) Queens Road Securities, LLC, the principal underwriter distributing securities of the Registrant, does not serve as the principal underwriter or distributor for any other investment company.

(b) Set forth below is information concerning the officers of the Registrant's principal underwriter. The principal business address of each of the persons listed is 1031 South Caldwell Street, Suite 200, Charlotte NC, 28203, which is also the address of the Registrant's principal underwriter.

NAME	POSITIONS AND OFFICES WITH UNDERWRITER	POSITIONS AND OFFICES WITH REGISTRANT
Steve Scruggs	Compliance Officer	CCO, Trustee, President, Secretary
Benton Bragg	Chief Executive Officer	Trustee, Chairman, Treasurer

(c) No commissions or other compensation were received directly or indirectly from the Registrant by any principal underwriter who was not an affiliated person of the Registrant.

Item 33. Location of Accounts and Records.

All accounts, books and documents required to be maintained by the Registrant pursuant to Section 31(a) of the Investment Company Act of 1940 and Rules 31a-1 through 31a-3 thereunder are maintained at the office of the Registrant, at the Registrant’s principal offices and with the Transfer Agent. The Registrant's address: 1031 South Caldwell Street, Suite 200, Charlotte, NC 28203. The Transfer Agent's address: 235 W. Galena St., Milwaukee, WI 53212.

Item 34. Management Services.

Not applicable.

Item 35. Undertakings.

None

Signatures

Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all of the requirements for effectiveness of this registration statement under rule 485(b) under the Securities Act and that it has duly caused this Post-effective Amendment number 31 to its registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Charlotte, and State of North Carolina, on September 30, 2019.

Bragg Capital Trust

By:	/s/ Steve Scruggs	September 30, 2019
	Steve Scruggs	Date
President/Principal Executive Officer

Pursuant to the requirements of the Securities Act, this registration statement has been signed below by the following persons in the capacities and or the duties indicated.

/s/ Steve Scruggs	September 30, 2019
Steve Scruggs, President,	Date
CEO/Principal Executive Officer, Trustee

/s/ Benton Bragg	September 30, 2019
Benton Bragg, Treasurer	Date
CFO/Principal Financial Officer/ Principal Accounting Officer, Trustee

Name	Title
Philip Blount*	Independent Trustee
Christopher Brady*	Independent Trustee
Harold Smith*	Independent Trustee
Timothy Ignasher*	Independent Trustee

By:	/s/ Steve Scruggs	Date: September 30, 2019
Steve Scruggs
*Attorney-in-Fact – Pursuant to Powers of Attorney filed with Post-effective Amendment 21 to registrant's registration statement filed September 26, 2014.

EXHIBIT INDEX

Exhibit	Exhibit No.
Consent of Counsel	(i)
Consent of Independent Registered Public Accounting Firm	(j)
Code of Ethics	(p.2)